UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

LIVEONE, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT

269 South Beverly Drive, Suite 1450
Beverly Hills, CA 90212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 17, 2026

To the Stockholders of LiveOne, Inc.:

We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of LiveOne, Inc., a Delaware corporation (the “Company”), which will be held on Thursday, September 17, 2026, at 10:00 a.m. local time at the principal executive offices of PodcastOne located at 345 North Maple Drive, Suite 295, Beverly Hills, CA 90210, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.      to elect the seven director nominees identified in the Proxy Statement to hold office until the 2027 Annual Meeting of Stockholders;

2.      to approve the LiveOne, Inc. 2026 Equity Incentive Plan;

3.      to ratify the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027;

4.      to approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting; and

5.      to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Pursuant to the Company’s Bylaws, the Company’s board of directors has fixed the close of business on July 21, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. Holders of the Company’s common stock are entitled to vote at the Annual Meeting.

Thank you for your ongoing support and continued interest in the Company.

By Order of the Board of Directors,
/s/ Robert S. Ellin
Robert S. Ellin
Chairman and Chief Executive Officer
Beverly Hills, CA
July 27, 2026

YOUR VOTE IS IMPORTANT!
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 17, 2026:

Our Proxy Statement is attached. The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and 2026 Annual Report may be accessed over the internet free of charge at https://ts.vstocktransfer.com/irhlogin/LIVEONEINC.

We are using U.S. Securities and Exchange Commission rules that allow us to make our Proxy Statement and related materials available on the internet. Accordingly, we are sending a “Notice of Internet Availability of Proxy Materials,” or Notice of Availability, to our stockholders of record instead of a paper Proxy Statement and annual report containing financial statements, unless paper copies have previously been requested. The rules provide us the opportunity to save money on the printing and mailing of our proxy materials and to reduce the impact of our Annual Meeting on the environment. We hope that you will view our Annual Meeting materials over the internet if possible and convenient for you. Instructions on how to access the proxy materials over the internet or to request a paper or email copy of our proxy materials can also be found in the notice you received.

Whether or not you expect to attend the Annual Meeting, please make sure you vote so that your shares will be represented at the Annual Meeting. Our stockholders can vote over the internet or by telephone as specified in the accompanying voting instructions or by completing and returning a proxy card. This will ensure the presence of a quorum at the Annual Meeting and save the expense and extra work of additional solicitation. Sending your proxy card will not prevent you from attending the Annual Meeting, revoking your proxy and voting your stock in person.

PROXY STATEMENT

Page
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
CORPORATE GOVERNANCE	7
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	11
DIRECTOR COMPENSATION	18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20
EXECUTIVE OFFICERS AND DIRECTORS	22
PROPOSAL NO. 2 — APPROVAL OF THE LIVEONE, INC. 2026 EQUITY INCENTIVE PLAN	25
PROPOSAL NO. 3 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
PROPOSAL NO. 4 — APPROVAL OF AN ADJOURMENT OF THE ANNUAL MEETING TO A LATER DATE OR TIME IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING	34
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	35
EXECUTIVE COMPENSATION	36
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	45
OTHER INFORMATION	48
APPENDIX A — 2026 EQUITY INCENTIVE PLAN	A-1

i

269 South Beverly Drive, Suite 1450
Beverly Hills, CA 90212

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 17, 2026

The board of directors of LiveOne, Inc., a Delaware corporation (“we,” “us,” “our,” LiveOne,” the “Company” or “our Company”) solicits the enclosed proxy for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, September 17, 2026, at 10:00 a.m. local time at the principal executive offices of PodcastOne located at 345 North Maple Drive, Suite 295, Beverly Hills, CA 90210, and for any adjournment or postponement thereof. This proxy statement (this “Proxy Statement”) is being made available to stockholders on or about July 27, 2026.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.      Q:     Why did I receive a notice regarding the availability of proxy materials on the internet?

A:     Instead of mailing paper proxy materials, we sent a “Notice of Internet Availability of Proxy Materials” to our stockholders of record. We refer to that notice as the Notice of Availability. The Notice of Availability provides instructions on how to view our proxy materials over the internet, how to vote and how to request a paper or email copy of our proxy materials. This method of providing proxy materials is permitted under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”). We hope that following this procedure will allow us to save money on the printing and mailing of those materials and to reduce the impact that our Annual Meeting has on the environment.

We intend to mail the Notice of Availability on or about July 30, 2026 to all of our stockholders of record entitled to vote at the Annual Meeting.

2.      Q:     What is the purpose of the Annual Meeting?

A:     At the Annual Meeting, our stockholders will act upon the matters outlined in this Proxy Statement, including:

•        election of the seven members of our board of directors, the director nominees being Robert S. Ellin, Jay Krigsman, Ramin Arani, Patrick Wachsberger, Kenneth Solomon, Bridget Baker and Kristopher Wright (Proposal No. 1);

•        approval of the LiveOne, Inc. 2026 Equity Incentive Plan (Proposal No. 2);

•        ratification of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027 (Proposal No. 3); and

•        approval of the adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting (Proposal No. 4).

Our management, certain members of our board of directors and representatives of Macias Gini & O’Connell LLP, our independent registered public accounting firm, will be present at the Annual Meeting or at any adjournment or postponement thereof to respond to appropriate questions from stockholders.

3.      Q:     Who is entitled to vote at the Annual Meeting?

A:     Only common stockholders as of the close of business on July 21, 2026 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding and entitled to vote 13,623,509 shares of our common stock.

4.      Q:     What are the voting rights of the holders of our common stock?

A:     Each outstanding share of our common stock will be entitled to one vote on each of the proposals presented at the Annual Meeting, or at any adjournment or postponement thereof.

5.      Q:     Which of my shares may I vote?

A:     All shares owned by you as of the close of business on the Record Date may be voted by you. These shares include shares that are (i) held directly in your name as the stockholder of record and (ii) held for you as the beneficial owner through a broker, bank or other nominee.

6.      Q:     Who can attend the Annual Meeting?

A:     All of our stockholders as of the Record Date may attend the Annual Meeting, or at any adjournment or postponement thereof. Even if your shares are held in “street name,” as the beneficial owner of shares, you are invited to attend the Annual Meeting. However, if you wish to attend the Annual Meeting, please bring to the Annual Meeting your bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. We reserve the right to deny admission to anyone who cannot show valid identification or sufficient proof of share ownership as of the Record Date.

Please contact us at (310) 601-2505 or tenia@liveone.com for directions to the Annual Meeting.

7.      Q:     Can I find out who the stockholders are?

A:     A list of stockholders as of the Record Date will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours for ten days prior to the Annual Meeting at the office of the Office Manager of the Company at the above address, and at the time and place of the Annual Meeting, or at any adjournment or postponement thereof.

8.      Q:     What constitutes a quorum?

A:     Presence at the Annual Meeting, or at any adjournment or postponement thereof, in person or by proxy, of the holders of a majority of our common stock outstanding on the Record Date will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Abstentions and broker non-votes are included in the calculation of the number of shares considered to be present at the Annual Meeting. At the close of business on the Record Date, we had 13,623,509 shares of our common stock issued and outstanding and entitled to vote.

9.      Q:     What is the difference between holding shares as a “record holder” versus a “beneficial owner”?

A:     Some of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

Record holders — If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are, with respect to those shares, the stockholder of record or “record holder.” As the record holder, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting, or at any adjournment or postponement thereof. We have enclosed or sent a proxy card for you to use. You may also vote by mail, over the internet or by telephone, as described below under the heading “Voting — How do I vote?”

Beneficial owners — If your shares are held in a brokerage account or bank or by another nominee, you are, with respect to those shares, the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your nominee on how to vote or to vote in person at the Annual Meeting, or at any adjournment or postponement thereof.

However, since you are not a record holder, you may not vote these shares in person at the Annual Meeting, or at any adjournment or postponement thereof, unless you obtain a “legal proxy” from your nominee (who is the record holder), giving you the right to vote the shares. If you do not wish to vote in person, you may vote by mail, over the internet or by telephone, as described below under the heading “Voting — How can I vote?”

10.    Q:     How do I vote?

A:     If you are a registered stockholder of common stock on the Record Date, meaning that you hold your shares in certificate form or through an account with our transfer agent, VStock Transfer, LLC (“VStock Transfer”), and you wish to vote prior to the Annual Meeting, or at any adjournment or postponement thereof, you may vote over the Internet, by mail or in person at the Annual Meeting:

•        Over the Internet.    Go to the website of our tabulator, VStock Transfer, at https://ts.vstocktransfer.com/pxlogin. Have your proxy card in hand when you access the website and follow the instructions to vote your shares. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on September 16, 2026, the day prior to the Annual Meeting, for your proxy to be valid and your vote to count.

•        By Mail.    Complete and sign your proxy card and mail it to VStock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598, in the postage prepaid envelope we provided. VStock must receive the proxy card not later than September 16, 2026, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

•        In Person at the Meeting.    You can vote in person by attending the Annual Meeting, or at any adjournment or postponement thereof, and delivering your completed proxy card in person or by completing a ballot, which we will provide to you at the meeting.

If on the Record Date your shares are held in street name, the proxy materials are being forwarded to you by or on behalf of your bank, broker or other nominee. If you received the proxy materials directly from Broadridge, follow the instructions above for stockholders of record. If you received the proxy materials from your bank, broker or other nominee, follow the instructions provided by your bank, broker or other nominee explaining how you can vote. If you would like to vote in person at the Annual Meeting, or at any adjournment or postponement thereof, contact your bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Annual Meeting, along with a bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. A broker’s proxy is not the form of proxy enclosed with this Proxy Statement. You will not be able to vote shares you hold in street name in person at the Annual Meeting unless you have a proxy from your bank, broker or other nominee issued in your name giving you the right to vote your shares.

11.    Q:     What if I do not specify how my shares are to be voted?

A:     If you are the stockholder of record and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our board of directors. If you hold your shares in street name and do not instruct your bank or broker how to vote, it will nevertheless be entitled to vote your shares of common stock with respect to “routine” items but not with respect to “non-routine” items.

Please note that at the Annual Meeting, or at any adjournment or postponement thereof, we believe that only the ratification of the appointment of our independent registered public accounting firm (Proposal No. 3) and the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 4), will each be considered a “routine” matter. Under applicable rules, banks and brokers are permitted to vote the shares held in their name for the account of a beneficial holder for “routine” matters, even if such bank or broker does not receive instructions from the beneficial holder. We will refer to these votes cast by banks and brokers without instruction from the relevant beneficial holder as “Broker Discretionary Votes.” We believe that based on the policies of most banks and brokers, the majority of Broker Discretionary Votes will be cast in accordance with the recommendations of our board of directors, and therefore “FOR” Proposal No. 3 and “FOR” Proposal No. 4. We believe that the other proposals (Proposals No. 1 and No. 2) will be considered a “non-routine” item, and your broker will not have discretion to vote on this proposal. We will refer to these shares not voted by banks and brokers in absence of instructions from the relevant beneficial holder as “broker non-votes.” Please also see below Question 15. Vote Requirement — How many votes are required to approve each item?

It is therefore important that you provide instructions to your bank or broker so that your shares are voted accordingly.

12.    Q:     What is a broker non-vote?

A:     Generally, a broker non-vote occurs when shares held by a nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the nominee has not received voting instructions from the beneficial owner with respect to such proposal (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions) and (ii) the nominee lacks discretionary voting power to vote such shares. Under the rules of The Nasdaq Capital Market, a nominee does not have discretionary voting power with respect to “non-routine” matters or the election of directors. The ratification of the appointment of our independent registered public accounting firm (Proposal No. 3) and the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 4), are each a routine matter and the other proposals are non-routine matters.

If you are the beneficial owner of our common stock, your nominee will send you directions on how you can instruct them to vote.

13.    Q:     May I change my vote after I return my proxy?

A:     Yes. You may revoke your proxy and change your vote at any time before the proxy is exercised. Record holders may change their vote by:

•        a timely, valid, later-dated proxy;

•        a timely written notice of revocation submitted to our Office Manager at our principal executive offices at 269 South Beverly Drive, Suite 1450, Beverly Hills, CA 90212; or

•        attending the Annual Meeting, or at any adjournment or postponement thereof, and voting in person.

Beneficial owners may change their vote by complying with the instructions on their voting instruction cards.

You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy.

14.    Q:     How does our board of directors recommend that I vote?

A:     Our board of directors recommends that you vote your shares:

•        FOR the election of each of the director nominees named in this Proxy Statement (Proposal No. 1);

•        FOR the approval of the LiveOne, Inc. 2026 Equity Incentive Plan (Proposal No. 2);

•        FOR the ratification of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027 (Proposal No. 3); and

•        FOR the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 4).

15.    Q:     Vote Requirement — How many votes are required to approve each item?

A:     Election of directors (Proposal No. 1) — If a quorum is present, a plurality of the votes cast shall be sufficient to elect directors (that is the nominees for our directors who receive the most votes will be elected). For purposes of electing directors, not voting or withholding your vote by voting “abstain” (or a direction to your broker, bank or other nominee to withhold your vote, called a “broker non-vote”) is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

All other proposals (Proposals No. 2, No. 3 and No.4 and any other items properly brought before the Annual Meeting) — If a quorum is present, approval of each of these proposals and any other item properly brought before the Annual Meeting requires that the votes cast in favor of such action exceed the votes cast opposing such action. For purposes of these votes, abstentions or not voting on a matter will not be counted as either votes cast for or against this proposal and therefore will not count in determining the approval of these proposals. Broker non-votes will have no effect on the outcome of these proposals.

The results of Proposals No. 2, No. 3 and No. 4 are not binding on our board of directors.

16.    Q:     What happens if a nominee is unable to stand for election?

A:     If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.

17.    Q:     Vote Count — How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for each proposal votes “For,” “Against,” abstentions and broker non-votes.

18.    Q:     Voting Results — Where can I find the voting results of the Annual Meeting?

A:     We will publish the final voting results of the Annual Meeting, or at any adjournment or postponement thereof, in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

19.    Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of the Notice of Availability, this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a record holder and your shares are registered in more than one name, you will receive more than one Notice of Availability or proxy card. If you receive multiple sets of voting materials, please vote each Notice of Availability, proxy card and voting instruction card that you receive.

20.    Q:     Who will pay the costs of soliciting these proxies?

A:     Proxies will be solicited initially by mail. Further solicitation may be made in person or by telephone, email or facsimile by members of our management. We will bear the expense of preparing, printing and mailing this Proxy Statement and accompanying materials to our stockholders. Upon request, we will reimburse brokers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of our common stock.

21.    Q:     What happens if additional matters are presented at the Annual Meeting?

A:     Other than the four proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting, or at any adjournment or postponement thereof. If you grant a proxy, the persons named as proxy holders, Robert S. Ellin, our Chairman and Chief Executive Officer, and Craig Christensen, our Interim Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

22.    Q:     Who can help answer my questions?

A:     If you have any questions about our proxy materials or the Annual Meeting, you can contact our Office Manager at:

LiveOne, Inc.
269 South Beverly Drive, Suite 1450
Beverly Hills, CA 90212
Attention: Office Manager
(310) 601-2505

****

CORPORATE GOVERNANCE

We have adopted a Code of Ethics for our directors, officers and employees, which, in conjunction with our Certificate of Incorporation, Bylaws and board of directors’ committee charters, form our framework for governance. All of these documents are publicly available on our investor relations/corporate governance website at http://ir.livexlive.com/ir-home or may be obtained upon written request to:

LiveOne, Inc.
269 South Beverly Drive, Suite 1450
Beverly Hills, CA 90212
Attention: Office Manager

Governance Highlights

We are committed to maintaining high standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. Some of the highlights of our corporate governance include:

What We Do:

•        6 of 7 directors are independent

•        Annual election of all members of our board of directors (see Proposal No. 1)

•        Annual advisory vote to ratify independent auditor (see Proposal No. 3)

•        Restrictive stock ownership and insider trading guidelines

•        Regular board of directors self-assessments at both individual and committee levels

•        Board of directors committee members are all independent

What We Don’t Do:

•        No repricing of underwater stock options without stockholder approval

•        No hedging of Company securities per Company policy

•        No pledging of Company securities without preapproval per Company policy

Director Independence

Our board of directors currently consists of seven directors, seven of whom are independent (as determined by our board of directors), one of whom serves as our Chairman and Chief Executive Officer. Our board of directors has reviewed the independence of our directors and has determined that each of Messrs. Krigsman, Arani, Wachsberger, Solomon and Wright and Ms. Baker qualify as an independent director pursuant to Rule 5605(a)(2) of Nasdaq and applicable SEC rules and regulations. In making this determination, our board of directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence.

Board Composition and Director Qualifications

Our Nominating Committee periodically assesses the appropriate size and composition of our board of directors, taking into account our specific needs. The committee utilizes various methods for identifying and evaluating candidates for director. Candidates may come to the attention of the committee through recommendations of directors, management, stockholders and professional search firms. Generally, the committee seeks members with diverse backgrounds, viewpoints and life and professional experiences, which contribute to the board of directors’ broad spectrum of experience and expertise, and who have a reputation of integrity, provided such individuals should all have a high level of management and/or financial experience.

While we have no formal diversity policy that applies to the consideration of director candidates, the Nominating Committee has determined that diversity should be an important consideration in the selection of candidates, and that the board should be comprised of members who reflect diversity not only in race and gender, but also in viewpoints, experiences, backgrounds, skills and other qualities and attributes. The board and the Nominating Committee recognize the value of gender, race, ethnicity and age diversity and are focused on expanding the board to continue to diversify its makeup. Consistent with this commitment, the board appointed its first female member during the fiscal year ended March 31, 2020, appointed Mr. Wright during the fiscal year ended March 31, 2022 and continues to search for other suitable diverse candidates.

Rather than being bound by one-size-fits-all policies regarding the composition of our board of directors, the Nominating Committee instead seeks to make individual, facts-specific determinations. We believe that our Company requires specialized experience and expertise in its leaders due to the uniqueness of its business and industry. Commencing with our 2020 fiscal year, the Nominating Committee annually assesses the appropriateness of the size of our board of directors, the skill set mix of each director, and the performance of each director when reviewing the annual board self-assessments, where each director has the opportunity to provide comprehensive feedback on himself/herself, his/her peers and the board as a whole. Two of the current members of our board of directors have been our directors since 2011 and 2012 respectively, and the other five members of our board of directors joined us in 2019 and 2021, reflecting our evolving and expanding business and leadership needs.

The Nominating Committee does not mandate an age or length of service at which a director must resign, and instead focuses on whether each director continues to provide value to the company and its stockholders. The Nominating Committee has committed itself to carefully considering diversity when evaluating future director candidates, giving strong consideration to candidates that would contribute to the board’s gender, ethnic and other diversity.

At a minimum, directors should:

•        have experience in positions with a high degree of responsibility;

•        demonstrate strong leadership skills;

•        have the time, energy, interest and willingness to serve as a director; and

•        contribute to the mix of skills, core competencies and qualifications of the board of directors and management.

In addition, our board of directors reconstituted our board committees in February 2021 and our Nominating Committee in October 2022 to reflect the committees’ composition more closely with the skills and experience of our board members.

In addition to recommendations from directors, management and professional search firms, the Nominating Committee will consider director candidates properly submitted by our stockholders. Stockholder recommendations should be sent to the Office Manager at our principal executive offices. The Nominating Committee will review all potential director nominees in the same manner, regardless of the source of the recommendation, in accordance with its charter.

Our Nominating Committee currently consists of Messrs. Krigsman and Wright. We have not yet appointed a new chairman to chair our Nominating Committee to replace the current vacancy on the committee.

Board Leadership Structure

Currently, the office of Chairman of our board of directors and Chief Executive Officer are held by Robert S. Ellin. Due to our size and early stage of operations, we believe it is currently most effective to have the Chairman of the board of directors and Chief Executive Officer positions be held by the same individual. Under our Bylaws, the Chairman of the board of directors is responsible for coordinating the board of directors’ activities, including the scheduling of meetings and the determination of relevant agenda items.

Risk Oversight and Compensation Risk Assessment

Our board of directors oversees a company-wide approach to risk management. Our board of directors determines the appropriate risk level for us generally, assesses the specific risks faced by us and reviews the steps taken by our management to manage those risks. While our board of directors has ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas.

Specifically, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Audit Committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interests. Our board of directors is responsible for overseeing the management of risks associated with the independence of our board of directors.

Our management also reviews and reports on potential areas of risk at the request of the Audit Committee or other members of the board of directors.

We believe that our compensation policies and practices do not create inappropriate or unintended significant risk to our Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond our ability to effectively identify and manage significant risks, are compatible with effective internal controls and our risk management practices and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Code of Ethics

We have adopted a Code of Ethics applicable to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Controller, which is a “code of ethics” as defined by applicable SEC rules. The purpose and role of this code is to, among other things, focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize our culture of integrity, honesty and accountability. If we make any amendments to this code, other than technical, administrative or other non-substantive amendments, or grant any waivers, including implicit waivers, from any provision of this code that applies to our Chief Executive Officer, Chief Financial Officer or Controller, or persons performing similar functions, and that relates to an element of the SEC’s “code of ethics” definition, then we will disclose the nature of the amendment or waiver in the “Corporate Governance” section of our investor relations/corporate governance website http://ir.livexlive.com/ir-home.

Insider Trading Policy

We have adopted an Insider Trading Policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees that we believe is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations and Nasdaq listing standards. A copy of our Insider Trading Policy was incorporated by reference as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2026, filed with the SEC on June 29, 2026 (“2026 Annual Report”). In addition, with regard to our trading in its own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Grant Practices Specific to Stock Options

We do not generally grant stock options as part of our equity compensation programs. If stock options were to be granted in the future, we would not grant such options in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock. In addition, we generally do not grant stock options (i) during trading blackout periods established under our Insider Trading Policy, or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Current Report on Form 8-K that disclose material nonpublic information. These restrictions do not apply to restricted stock units, performance stock units, or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.

During fiscal year 2026, (i) none of our Named Executive Officers (as defined below) were awarded stock options, and (ii) we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Policy Regarding Attendance at Annual Meetings of Stockholders

We do not have a policy with regard to board members’ attendance at annual meetings. We expect that our Chairman and one or more of the other directors will attend our Annual Meeting, or at any adjournment or postponement thereof.

Stockholder Communications

Stockholders and other interested parties may communicate with the board of directors, any committee thereof, the independent or non-management directors as a group or any individual director in writing. All such written communications must identify the recipient and be forwarded by mail to:

LiveOne, Inc.
269 South Beverly Drive, Suite 1450
Beverly Hills, CA 90212
Attention: Office Manager

The Office Manager will act as agent for the directors in facilitating such communications. In that capacity, the Office Manager may review, sort and summarize the communications.

Complaints about accounting, internal accounting controls or auditing matters may be made by utilizing our Business Integrity web-reporting tool, which we are in the process of implementing.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Director Nominees

Our board of directors is soliciting approval of the following director nominees:

•        Robert S. Ellin

•        Jay Krigsman

•        Ramin Arani

•        Patrick Wachsberger

•        Kenneth Solomon

•        Bridget Baker

•        Kristopher Wright

As we elect all members of our board of directors annually, the seven nominees will serve for a one-year term expiring on the date of our 2027 Annual Meeting of Stockholders or until their successors are elected or their earlier resignation or removal. All of the director nominees are current members of the board of directors and are standing for re-election.

Each of the director nominees has indicated a willingness to serve, or continue to serve, as a director if elected. If any director nominee becomes unable to serve, the board of directors may designate a substitute nominee, in which case the designated proxy holders, Mr. Ellin and Mr. Carhart, will vote for such substitute nominee.

Vote Required

A plurality of votes cast will be required to elect each director nominee (that is the nominees for our directors who receive the most votes will be elected). For purposes of electing directors, not voting, withholding your vote by voting “abstain” or a broker non-vote is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

The Board of Directors Unanimously Recommends a Vote FOR
Each Named Director Nominee.

General Information About the Board of Directors

Our Bylaws provide that our business and affairs will be managed by, or under the direction of, our board of directors. Set forth below is biographical information for the director nominees as of the date of this Proxy Statement, and the qualifications that led our board of directors to conclude that each should serve as a director.

Robert S. Ellin, Age: 61

•        Professional Background:    Mr. Ellin has served as our Chairman (or Executive Chairman prior to September 1, 2017) of our board of directors since September 2011 and as our Chief Executive Officer (or President prior to September 1, 2017) since September 2011. On September 2, 2017, our board of directors changed Mr. Ellin’s title from President to Chief Executive Officer. Mr. Ellin formerly served as our Chief Executive Officer from September 9, 2011 to April 30, 2014 and as our Chief Financial Officer from April 26, 2012 until September 30, 2013. Mr. Ellin has also served as the Executive Chairman of PodcastOne, Inc.’s, our majority owned subsidiary and a Nasdaq listed company (“PodcastOne”), board of directors since December 14, 2022 and as a director of PodcastOne since July 1, 2020. Mr. Ellin has more than 20 years of investment and turnaround experience. He is Managing Director and Portfolio Manager of Trinad Capital Master Fund Ltd. (“Trinad Capital”). Trinad Capital is our principal stockholder and a hedge fund dedicated to investing in micro-cap public companies. Mr. Ellin was a founder and served as a member of the board of directors from February 2005 to September 2013, and as Executive Chairman of the board of directors, of Mandalay Digital Group, Inc. (MNDL) from December 2011 to April 2013. He has also served on the Board of Governors at Cedars-Sinai Hospital in Los Angeles, California since March 2007. Prior to joining Trinad Capital, Mr. Ellin was the founder and President of Atlantis Equities, Inc. (“Atlantis”), a private investment company. Founded in 1990, Atlantis actively managed an investment portfolio of small capitalization public companies as well as select private company investments. Mr. Ellin played an active role in Atlantis investee companies including board representation, management selection, corporate finance and other advisory services. Through Atlantis and related companies, he spearheaded investments into THQ, Inc., Grand Toys, Forward Industries, Inc. (FORD), Majesco Entertainment (COOL) and iWon.com. Mr. Ellin also completed a leveraged buyout of S&S Industries, Inc. where he served as President from 1996 to 1998. S&S Industries was one of the largest manufacturers in the world of underwires which had strong partnerships with leading companies including Bally’s, Maidenform, and Sara Lee. Prior to founding Atlantis Equities, Mr. Ellin worked in Institutional Sales at LF Rothschild and was Manager of Retail Operations at Lombard Securities. Mr. Ellin received his BBA degree from Pace University.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Ellin is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, him being the Managing Director and Portfolio Manager of Trinad Capital, our controlling stockholder, and his extensive business, investment, finance and public company experience, particularly in investing in micro-cap public companies.

Jay Krigsman, Age: 61

•        Professional Background:    Mr. Krigsman has served as a director of our Company since April 26, 2012. Mr. Krigsman has been the Executive Vice President and Asset Manager of The Krausz Companies since 1992, where he assists in property acquisitions, oversees the company’s property management team and is responsible for developing and implementing strategic leasing programs. Prior to joining The Krausz Companies, Mr. Krigsman had the senior leasing responsibilities for Birtcher Development Co. Mr. Krigsman holds a Certified Commercial Investment Member designation from the CCIM Institute, a Sr. Certified Leasing Specialist designation from the International Council of Shopping Centers and holds a California Real Estate Broker’s License. Mr. Krigsman currently serves on the board of directors of Trinad Capital, our principal stockholder. Mr. Krigsman received a BA in Business Administration from the University of Maryland.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Krigsman is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his professional background and experience in acquisitions and management and him being the Executive Vice President and Asset Manager of The Krausz Companies for over 20 years.

Ramin Arani, Age: 56

•        Professional Background:    Mr. Arani has been serving as a member of our board of directors since January 14, 2019. Mr. Arani currently serves as an advisor to LionTree, LLC, a global investment banking firm headquartered in New York City, a role he has held since April 2023, and as a partner at &vest Capital since February 2022. Mr. Arani also currently serves on the boards of directors of Starz Entertainment Corp., a Nasdaq listed Canadian-American entertainment company, Brunello Cucinelli SpA, an Italy-based company engaged in the fashion industry which is listed on the Milan Stock Exchange, and FAST Acquisition Corp II, a NYSE listed special purpose acquisition company. Most recently Mr. Arani served as the Chief Financial Officer of Vice Media Group from November 2019 until December 2021. Prior to that Mr. Arani was a Portfolio Manager at Fidelity Management & Research Company (“FMR Co”), the investment adviser for Fidelity’s family of mutual funds, until his retirement at the end of 2018. Mr. Ramin also served as Fund Manager of the Fidelity Puritan Fund from February 2008 through September 2018 where the fund achieved top 5% performance relative to Lipper and Morningstar Balanced Fund Peers over all key performance time periods. The Fund was a 5 star rated & Silver designated Fund according to Morningstar, under his management. FMR Co is a wholly owned subsidiary of FMR LLC, which is a greater than 5% stockholder of our Company and acquired its position as part of our public offering completed in December 2017. Fidelity Investments is a leading provider of investment management, retirement planning, portfolio guidance, brokerage, benefits outsourcing, and other financial products and services to more than 20 million individuals, institutions and financial intermediaries. Prior to the Puritan Fund, Mr. Arani managed the Fidelity Trend Fund for 7 years, the Health Care Sector Fund in the late 90’s and the Retail Select Fund in the mid-late ‘90’s. As a Fidelity research analyst from 1992-2000 Mr. Arani covered the Aerospace & Defense, REIT, Retail, and Pharmaceutical industries. As an investor in private companies for the past 13 years, Ramin has served on several company boards of directors, such as Legendary Pictures, Vice, Moda Operandi, Rent the Runway, Goop, and Emotion Network. Mr. Arani has also personally been a founding partner and/or board member of Rumble Boxing, ED by Ellen Degeneres and Girlgaze. Among his philanthropic efforts, Mr. Arani has served on the boards of directors of The College Foundation of the University of Virginia, The Nichols School, the Institute for Global Leadership at Tufts University, Opportunity Network, Devereux Cleo Wallace and national dog rescue Danny & Ron’s Rescue. Mr. Arani earned his Bachelor of Arts degree in international relations from Tufts University. He also received the 1994, 1996 and 1998 Institutional Investor “Best of the Buyside” awards for his research work.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Arani is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his experience in the investment industry for over 25 years, including deep understanding of the capital markets.

Patrick Wachsberger, Age: 74

•        Professional Background:    Mr. Wachsberger has been serving as a member of our board of directors since January 25, 2019. Mr. Wachsberger currently serves as the founder and manager of Picture Perfect Entertainment LLC, a film and television production and distribution studio he founded in 2018. Prior to that, Mr. Wachsberger was serving as Co-Chairman of Lionsgate Films (Lionsgate Motion Picture Group), an American film production and film distribution studio (“Lionsgate”), joining in January 2012 when Lionsgate acquired Summit Entertainment, which he helped launch in 1993. Mr. Wachsberger has risen to become one of the leading international film executives in the world during his 30-year motion picture industry career. As Co-Chairman at Lionsgate, Mr. Wachsberger oversaw all aspects of Lionsgate’s feature film acquisition, production and distribution and was responsible for leading its motion picture business around the world. During his tenure, Lionsgate’s feature film slate generated nearly $10 billion at the global box office over the past five years, led by the critically-acclaimed breakout sensation Wonder, the global box office phenomenon La Land, winner of six Academy Awards®, double Oscar® winner Hacksaw Ridge, and the blockbuster Hunger Games, John Wick, and Now You See Me franchises. Other recent hits include The Hitman’s Bodyguard, The Big Sick (in partnership with Amazon Studios) and The Shack. Under Mr. Wachsberger’s leadership, Lionsgate built a global distribution infrastructure encompassing nearly 20 output deals in major territories, including the successful 50/50 joint venture of International Distribution Company in Latin America and Lionsgate’s successful self-distribution operations in the U.K. Lionsgate, while also continuing to grow its film business in China and India. Mr. Wachsberger was awarded in 2017 the prestigious honor of Chevalier des Arts et des Lettres (Knight in the Order of Arts and Letters), received CineEurope’s International Distributor of the Year award in 2018 and was named as a “Game Changer” at the 2016 Zurich Film Festival.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Wachsberger is well-qualified to serve on the board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive experience and leadership in the media and entertainment industry, including with respect to the acquisition, production, growth and distribution of various entertainment assets.

Kenneth Solomon, Age: 63

•        Professional Background:    Mr. Solomon has been serving as a member of our board of directors since May 24, 2019. Mr. Solomon currently serves as the Chief Executive Officer of Merit TV, a digital multicast television network, and formerly served as the Chairman of the Board and Chief Executive Officer of The Tennis Channel, Inc., which operates a professional sports and tennis lifestyle-based television channel. Mr. Solomon is also a Partner of Arcadia Investment Partners, a private investment firm, serves as the Chairman of Ovation TV, Inc., and since 2008 has been serving as a director of World Golf Tour, Inc. Previously Mr. Solomon served as Founding President of Fine Living Network, LLC (also known as Fine Living TV Network) (formerly Fine Living Cable Network). He led the network from concept through launch in just over three years and ultimately to 25,000,000 subscribers and agreements with distributors representing 73% of the cable and satellite universe. Prior to launching Fine Living, he served as founding president of iBlast. Mr. Solomon was responsible for building the nation’s largest and farthest-reaching digital distribution network, with 18 major broadcast groups comprising 246 individual television stations, covering 93% of U.S. television households. He served as President of Universal Studios Television (also Studios USA Television) where he oversaw worldwide program and asset development and distribution activities for primetime network, cable, syndication, and made-for-television movies. Mr. Solomon also served as Co-head of DreamWorks Television, where he worked with the new studio’s legendary founders to help create and develop its worldwide television operations. He also has held senior positions at News Corp., including Executive Vice President of network distribution of Fox Broadcasting through its transitional ascending period where he was responsible for all network affiliate relations, as well as leading the network’s successful conversion of dozens of CBS, ABC and NBC affiliates to Fox, and launching the NFL and NHL franchises. He also served as Executive Vice President and General Sales Manager of Twentieth Century Fox Domestic Television. Mr. Solomon was integrally involved in the formative development, sale and launch of FX cable network, News Corp.’s first venture into basic cable. He held key leadership positions at a number of preeminent media and television companies. Mr. Solomon has more than 20 years of experience in cable, new media, TV production, distribution, and advertising through top posts at Universal Television, DreamWorks, News Corp. and Scripps. Mr. Solomon captured the Emmy award for best drama with “Law & Order” and pioneered the licensing of an original series across multiple network platforms with “Law & Order: Special Victims Unit” to NBC and USA Network. Mr. Solomon received his Bachelor of Arts degree in Sociology from UCLA. Mr. Solomon has been honored as “Humanitarian of the Year” by H.E.L.P. Group.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Solomon is well-qualified to serve on the board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive experience and leadership in the media and entertainment industry, including entertainment asset development and distribution.

Bridget Baker, Age: 64

•        Professional Background:    Ms. Baker has been serving as a member of our board of directors since October 20, 2019. As Chief Executive Officer of Baker Media Inc., Ms. Baker advises and represents major media and technology companies. Prior to establishing Baker Media in 2013, Ms. Baker had a distinguished 22-year career at NBCUniversal as a cofounder of CNBC and ultimately, from 2006 to 2013, the company’s first President of TV Networks Distribution, overseeing its $5 billion content distribution business. In this role, she was a member of the company’s Management Committee, the top 1% senior executives, and at the forefront of a wide range of strategic initiatives, from expanding coverage of the Olympic Games to creating Hulu. She was a key player in over $50 billion of corporate mergers and acquisitions, including Universal Studios, Bravo and Telemundo. She established the first ever women’s affinity group at NBCUniversal, the award-winning Women’s Network, and served as chair from 2005-2009. Additionally, she served on the boards of the Sundance Channel, the NBC Peacock Foundation and Women in Cable & Telecommunications. From 2013 to 2018, Ms. Baker served as a member of the board of directors of General Communication, Inc., the largest Alaska-based communications provider offering a full range of wireless, data, video, and managed services to residential customers, businesses, governmental entities, and educational and medical institutions. Ms. Baker received her Bachelor of Arts degree in Political Studies from Pitzer College where she is an 18-year Trustee and was honored in 2010 as a Distinguished Alumni.

•        Board Membership Qualifications:    Our board of directors has concluded that Ms. Baker is well-qualified to serve on the board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, her extensive experience and leadership in the media, tech and entertainment industry, including content distribution and strategy, as well bringing diversity in viewpoints, experiences, backgrounds, skills and other qualities and attributes to the board of directors.

Kristopher Wright, Age: 51

•        Professional Background:    Mr. Wright has been serving as a member of our board of directors since May 21, 2021. Mr. Wright is a senior leader in the Consumer Products Industry with more than 20 years of innovative, growth oriented, results-driven leadership experience. Mr. Wright has spent the past 10 years at Nike and is currently its Global Vice President, Nike Sportswear Footwear. Prior to joining Nike, Mr. Wright held senior management roles at Converse, Jordan, and Reebok. In October 2020, Mr. Wright was recognized by Business Insider as one of 28 Outstanding People of Color in the Sneaker Industry. Prior to joining Nike, Mr. Wright founded the luxury lifestyle footwear brand Jhung Yuro, where as Chief Executive Officer, he led the company’s Far East factory/supplier sourcing and negotiations, developed marketing initiatives, established distribution and merchandising strategies for a wide variety of retail partners. In 2008 Headgear purchased a 50% stake in Jhung Yuro to launch a joint venture partnership which provided infrastructure and resources to grow the brand. Additionally, Mr. Wright is an appointed member of the Executive Leadership Council, a national organization of Black CEOs and senior executives in Fortune 1000 and Global 500 companies. Mr. Wright also serves on the Advisory Board of Directors for the Southwestern Athletic Conference (SWAC). Mr. Wright earned his Bachelor of Arts degree in marketing and business administration from Clark Atlanta University.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Wright is well-qualified to serve on the board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive experience and leadership in the marketing industry, including brand awareness and distribution strategies, as well bringing diversity in viewpoints, experiences, backgrounds, skills and other qualities and attributes to the board of directors.

Board Meetings

Our board of directors both met in person and/or via telephone/video conference and acted by unanimous written consent during our fiscal year ended March 31, 2026. The committees of our board of directors met five times in person and/or via telephone/video conference during the 2026 fiscal year, with all of the incumbent directors attending more than 75% of the aggregate of the meetings of the board of directors committees on which they served, and our board of directors did not meet in person separately during the 2026 fiscal year. Our board of directors and our board committees also acted numerous times by unanimous written consent during the 2026 fiscal year. We intend to adopt a formal policy on director attendance at annual meetings of stockholders, which will state that each director is strongly encouraged to attend such meetings, whether by phone or in person, unless attendance is precluded by health or other significant personal matters. We held our 2025 annual meeting of stockholders on September 8, 2025.

The board of directors has informally designated Mr. Krigsman to preside over executive sessions of the non-management directors.

Board Committees

The board of directors has three standing committees: the Audit Committee, the Nominating Committee and the Compensation Committee, each of which is described below. Each committee operates under a written charter adopted by the board of directors. All of the committee charters are publicly available in the “Corporate Governance” section of our investor relations/corporate governance website at http://ir.livexlive.com/ir-home or may be obtained upon written request to our Office Manager at our principal executive offices.

Committee members are elected by our board of directors, upon the Nominating Committee’s recommendations, and serve until their successors are elected or their earlier resignation or removal.

The current composition of the board of directors’ committees is as follows:

Name	Audit Committee	Nominating Committee	Compensation Committee
Robert S. Ellin
Jay Krigsman	☒(Chair)	☒	☒(Chair)
Patrick Wachsberger			☒
Ramin Arani	☒
Kenneth Solomon	☒
Bridget Baker			☒
Kristopher Wright		☒

Audit Committee

As of the end of our fiscal year ended March 31, 2026, the Audit Committee consisted of and currently consists of Messrs. Solomon and Arani, with Mr. Krigsman serving as the Chairman of the Audit Committee. The Audit Committee currently consists of the same members. Our board of directors has determined that all of the current members of the Audit Committee are independent, pursuant to Rule 5605(a)(2) of Nasdaq and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has also determined that each Audit Committee member is financially literate and that Mr. Arani qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The Audit Committee met four times in person and/or via telephone/video conference during our 2026 fiscal year.

As set forth in more detail in the Audit Committee Charter, the Audit Committee’s purpose is to assist the board of directors in its general oversight of the quality and integrity of our accounting, auditing and financial reporting and internal control practices. The specific responsibilities of the Audit Committee include:

•        appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

•        discussing with our independent registered public accounting firm the independence of its members from its management;

•        reviewing with our independent registered public accounting firm the scope and results of their audit;

•        approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•        overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•        reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

•        coordinating the oversight by our board of directors of our code of business conduct and our disclosure controls and procedures;

•        establishing procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and

•        reviewing and approving related-person transactions.

Audit Committee meetings are attended by our Chief Executive Officer and/or Interim Chief Financial Officer, from time to time, and other members of management, as requested by the committee. For additional information concerning the Audit Committee, see “Report of the Audit Committee of the Board of Directors” included in this Proxy Statement.

Nominating Committee

As of the end of our fiscal year ended March 31, 2026, the Nominating Committee consisted of and currently consists of Messrs. Krigsman and Wright. We have not yet appointed a new chairman to chair the Nominating Committee to replace the current vacancy of Chairman position on such committee. We anticipate that one or more existing independent members of our board of directors will be appointed to the Nominating Committee, and we have also began to conduct a search to find a well-qualified candidate to serve on our board of directors and/or the Nominating Committee that has the applicable experience and the necessary qualifications, skills and perspective. Our board of directors has determined that all members of the Nominating Committee are independent pursuant to Rule 5605(a)(2) of Nasdaq. During our 2026 fiscal year, our Nominating Committee acted solely by unanimous written consent. The specific responsibilities of the Nominating Committee include:

•        identifying, screening and recruiting qualified individuals to become board members;

•        proposing nominations for the board of directors and board committee membership;

•        assessing the composition of the board of directors and board committees;

•        overseeing the performance of the board of directors; and

•        complying with all other responsibilities and duties set forth in the Nominating Committee Charter.

Compensation Committee

As of the end of our fiscal year ended March 31, 2026, the Compensation Committee consisted of and currently consists of Messrs. Krigsman and Wachsberger and Ms. Baker, with Mr. Krigsman serving as the Chairman of the Compensation Committee. Our board of directors has determined that all members of the Compensation Committee are independent pursuant to Rule 5605(a)(2) of Nasdaq. The Compensation Committee met once in person and/or via telephone/video conference during our 2026 fiscal year. The specific responsibilities of the Compensation Committee include:

•        reviewing key employee compensation goals, policies, plans and programs;

•        reviewing and approving the compensation of our directors and executive officers;

•        reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

•        appointing and overseeing any compensation consultants or advisors.

Compensation Committee meetings are attended by our Chief Executive Officer and/or Interim Chief Financial Officer, from time to time, and other members of management, as requested by the committee.

DIRECTOR COMPENSATION

Only our independent board members receive compensation for their services as a director. Current director compensation consists of an annual grant of between $90,000 and $130,000 worth of restricted stock units (or pro-rata for service less than one year) to each director, consisting of an annual grant of $90,000 worth of restricted stock units to each independent board member and (i) $10,000 worth of restricted stock units to each member of our Audit Committee and an additional $15,000 worth of restricted stock units to the chairman of our Audit Committee, and (ii) $5,000 worth of restricted stock units to each member of our Compensation Committee and an additional $10,000 worth of restricted stock units to the chairman of our Compensation Committee, with the number of restricted stock units calculated based on the fair market value of our stock on the date of the grant approval date. Members of our Nominating Committee do not receive any additional compensation for their service on such committee. On February 19, 2026, our Compensation Committee awarded director compensation for the period from October 1, 2024 to September 30, 2025, which vested on March 31, 2026, provided that such director continued to serve as our director and if applicable, a member of the respective committee, on the vesting date. As of March 31, 2026, our Compensation Committee had not yet determined or awarded director compensation for the period from October 1, 2025 through September 30, 2026 or for any future period. At the direction of the Compensation Committee of our board of directors, we intend to undertake a process to formerly review, on a periodic basis, our board of directors’ compensation, including but not limited to pay for (x) each of our non-employee directors in cash, (y) each member of the Audit Committee, Compensation Committee and Nominating Committee additional annual cash amounts, and (z) the Chairpersons of the Audit Committee, Compensation Committee and Nominating Committee additional cash amounts. We anticipate retaining an expert compensation consulting firm to benchmark director compensation and provide recommendations around near and long-term compensation for our board. We expect to conclude this board of director compensation review during our 2027 fiscal year. Currently, no additional per-meeting fees apply under the plan. Subject to such compensation review, we may also grant to each non-employee director restricted stock units, shares of our common stock and/or stock options to purchase shares of our common stock (A) upon such non-employee director’s appointment to the board of directors (prorated for the period from the director’s appointment through the anticipated date of our next annual meeting of stockholders), and (B) on an annual basis thereafter. We may also grant additional discretionary stock-based awards to our non-employee directors, and subject to our director compensation review and board’s approval, these directors may have the option of electing to receive their cash fees in the form of shares of our common stock. Only non-employee directors are currently eligible to receive compensation for their services as a director. Accordingly, Mr. Ellin, our Chief Executive Officer and Chairman did not and will not receive any separate director compensation during the 2026 fiscal year.

2026 Director Compensation Table

The following table shows compensation paid to the members of our board of directors for the fiscal year ended March 31, 2026.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)		Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Robert Ellin	—	—	(3)	—	—	—	—	—
Jay Krigsman	—	152,545	(2)	—	—	—	—	152,545
Ramin Arani	—	117,342	(2)	—	—	—	—	117,342
Patrick Wachsberger	—	111,476	(2)	—	—	—	—	111,476
Kenneth Solomon	—	117,342	(2)	—	—	—	—	117,342
Bridget Baker	—	111,476	(2)	—	—	—	—	111,476
Kristopher Wright	—	105,610	(2)	—	—	—	—	105,610

____________

(1)      Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 2 — Summary of Significant Accounting Policies — “Stock-Based Compensation” of our financial statements for the year ended March 31, 2026 included elsewhere in our 2026 Annual Report.

(2)      Neither our board of directors nor our Compensation Committee has yet awarded director compensation for the period from October 1, 2025 through September 30, 2026, provided that on March 2, 2026, our Compensation Committee awarded director compensation for the period from October 1, 2024 to September 30, 2025 (which vested on March 31, 2026), which compensates our independent directors for their service through a portion of our fiscal year ended March 31, 2026 (through September 30, 2025). We anticipate that our board of directors or our Compensation Committee will award restricted stock units as compensation to our independent board members for such remaining period of our fiscal year ended March 31, 2026 (from October 1, 2025 to March 31, 2026), which shall vest as of such vesting date as determined by our board of directors (anticipated to be October 31, 2026 or later), provided that such director continues to serve as our director and if applicable, a member of the respective committee, on such vesting date. Accordingly, the 2026 Director Compensation Table above reflects the equity grants that were made to our independent directors during the fiscal year ended March 31, 2026 (as discussed herein). On February 19, 2026, our board of directors approved to compensate our non-employee directors with restricted stock units in lieu of cash director fees for the period from October 1, 2024 to September 30, 2025, based upon a price of $4.49 per restricted stock unit, which was calculated based on a trailing volume weighted average closing price as of the date determined by the Compensation Committee. All restricted stock units vested on March 31, 2026. Each restricted stock unit represents a contingent right to receive one share of our common stock or the cash value thereof. Each director had the right to delay the vesting of such restricted stock units to a later date for tax purposes. Accordingly, Messrs. Krigsman, Arani, Wachsberger, Solomon and Wright, and Ms. Baker received on such date their grants of our restricted stock units with the following grant date fair value attributable to a portion of our fiscal year ended March 31, 2026: $76,272, $58,671, $55,738, $58,671, $52,805 and $55,738, respectively.

(3)      Employee directors do not receive any additional compensation for their services on our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our capital stock by:

•        each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•        each of our directors;

•        each of our Named Executive Officers;

•        our other executive officers; and

•        all of our current executive officers and directors as a group.

The number of shares and percentages of beneficial ownership are based on 13,623,509 shares of our common stock outstanding as of the Record Date.

The following table is based upon information supplied by to us by our officers, directors and certain principal stockholders. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock that the person has the right to acquire beneficial ownership within 60 days, including common stock issuable pursuant to the exercise of stock options or warrants and settlement of restricted stock units that are either immediately exercisable or issuable or exercisable or issuable on or before September 19, 2026, which is within 60 days of the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants or restricted stock units for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o LiveOne, Inc., 269 South Beverly Drive, Suite 1450, Beverly Hills, CA 90212.

Name and address of beneficial owner	Amount of Common Stock Beneficially Owned and Nature of Beneficial Ownership(1)	Percentage of Class
5% or greater stockholders
Robert S. Ellin and his affiliates(1)	2,418,478	17.3%
Broadcast Music, LLC(2)	1,000,000	7.3%
Directors and Executive Officers
Robert S. Ellin(1)	2,418,478	17.3%
Craig Christensen	10,000	*
Jay Krigsman(3)(4)(5)	123,030	*
Ramin Arani	48,882	*
Patrick Wachsberger(6)	46,960	*
Kenneth Solomon	48,791	*
Bridget Baker	45,907	*
Kristopher Wright	35,545	*
All current directors and executive officers as a group (8 persons)(7)	2,777,593	19.8%

____________

*        Represents beneficial ownership of less than one percent.

(1)     Includes (i) 208,966 shares of common stock owned directly by Mr. Ellin; (ii) 1,065,660 shares of our common stock directly owned by Trinad Capital, as Mr. Ellin, the Managing Director and Portfolio Manager of Trinad Capital, is deemed to have sole voting and dispositive power over such shares, (iii) warrants to purchase 203,540 shares of our common stock issued to Trinad Capital, 150,000 of which are exercisable at a price of $0.10 per share and 53,540 of which are exercisable at a price of $21.00 per share, (iv) 71,621 shares of our common stock directly owned by Trinad Capital Management LLC (“Trinad

LLC”), as Mr. Ellin, the Managing Member of Trinad LLC, is deemed to have sole voting and dispositive power over such shares; (v) 681,781 shares of our common stock directly owned by JJAT Corp. (“JJAT”), an entity owned by Mr. Ellin, as Mr. Ellin is deemed to have sole voting and dispositive power over such shares; (vi) 111,378 shares of our common stock issuable as of July 21, 2026 upon conversion of the Series A Preferred Stock held by Trinad Capital (including the dividend to be paid in kind and accrued as of such date), which Trinad Capital has the right to convert at the conversion price of $21.00 per share; (vii) 66,667 stock options (See “Executive Compensation — 2026 Outstanding Equity Awards at Fiscal Year Ended” for additional information); (viii) 2,517 restricted stock units granted to Mr. Ellin in lieu of reduced base salary for the period from April 1, 2021 to July 31, 2021, which would vest as of September 20, 2026; and (ix) 6,349 restricted stock units granted to Mr. Ellin in lieu of 50% of his monthly cash base salary for the period from August 1, 2020 to August 15, 2020, and in lieu of 100% of his monthly cash base salary for the period from August 16, 2020 to December 31, 2020, that Mr. Ellin agreed to receive in such equity of our Company, which would vest as of September 20, 2026. Accordingly, securities owned by these entities may be regarded as being beneficially owned by Mr. Ellin. Mr. Ellin disclaims beneficial ownership in the shares held by Trinad LLC, Trinad Capital and JJAT. Does not include (x) shares of our common stock held by a family trust and family foundation as to which Mr. Ellin does not exercise voting or dispositive power, and (y) shares of our common stock and/or our restricted stock units that are expected to be granted to Mr. Ellin by our board of directors in lieu of 100% of his monthly cash base salary for the period from January 1, 2022 to December 31, 2022, that Mr. Ellin agreed to receive in such equity of our Company, subject to Mr. Ellin’s continued employment with us through the applicable vesting date. See “Executive Compensation — 2026 Summary Compensation Table” for additional information.

(2)      As reported on Schedule 13G, filed with the SEC on April 24, 2026 by Broadcast Music, LLC (“BML”), BMI Funding, LLC, BMI Guarantor SPE, LLC, Broadcast Music, Inc., Otis Parent, Inc., Otis Intermediate, Inc., Otis Topco, L.P., Otis Topco GP, L.L.C., NM Otis Co-Invest, L.P., NMI Co-Invest GP, L.L.C. and Steven B. Klinsky. BML directly holds 1,000,000 shares of common stock. The sole member of BML is BMI Funding, LLC. The sole member of BMI Funding, LLC is BMI Guarantor SPE, LLC. The sole member of BMI Guarantor SPE, LLC is Broadcast Music, Inc. The sole shareholder of Broadcast Music, Inc. is Otis Parent, Inc. The sole shareholder of Otis Parent, Inc. is Otis Intermediate, Inc. The sole shareholder of Otis Intermediate, Inc. is Otis Topco, L.P. The general Partner of Otis Topco, L.P. is Otis Topco GP, L.L.C. The sole member of Otis Topco GP, L.L.C. is NM Otis Co-Invest, L.P. The general partner of NM Otis Co-Invest, L.P. is NMI Co-Invest GP, L.L.C. Steven B. Klinsky is the managing member of NM Co-Invest GP, L.L.C. None of such persons have the sole power to vote or direct the voting of the shares owned directly by BML, and all of such persons have the shared power to vote or direct the voting of the shares owned directly by BML. The principal business address of each of BML, BMI Funding, LLC, BMI Guarantor SPE, LLC, Broadcast Music, Inc., Otis Parent, Inc., Otis Intermediate, Inc., Otis Topco, L.P. and Otis Topco GP, L.L.C. is 7 World Trade Center, 250 Greenwich Street, New York, NY 10007. The principal business address of each of NM Otis Co-Invest, L.P., NMI Co-Invest GP, L.L.C. and Mr. Klinsky is 1633 Broadway, 48th floor, New York, NY 10019.

(3)      Includes 2,500 vested stock options.

(4)      Excludes 35,634 vested restricted stock units granted to Mr. Krigsman, which he has determined to defer the settlement of all to a future date for tax purposes.

(5)      Includes 89,019 shares of our common stock held by the Krigsman Family Trust, as Mr. Krigsman, a trustee of the trust, holds shared voting and dispositive power over such shares. Mr. Krigsman disclaims beneficial ownership in such shares held by the trust, except for his pecuniary interest therein. Excludes certain shares that were formerly held in custodial accounts for the benefit of Mr. Krigsman’s daughters under the Uniform Transfers to Minors Act (“UTMA”) and for which Mr. Krigsman was the custodian. Mr. Krigsman no longer has control or voting or dispositive power over such shares as a result of the transfer from such UTMA accounts to Mr. Krigsman’s daughters’ individual accounts.

(6)      Includes 571 shares of our common stock held by Wachsberger Family Trust, as Mr. Wachsberger, a trustee of the trust, holds shared voting and dispositive power over such shares. Mr. Wachsberger disclaims beneficial ownership in such shares held by the trust, except for his pecuniary interest therein.

(7)      The shares of our common stock held by Trinad Capital, Trinad LLC and JJAT and the shares of our common stock issuable upon conversion of our Series A Preferred Stock owned by Trinad Capital, which are deemed to be beneficially owned by Mr. Ellin, are counted only once in this total.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information regarding our current executive officers and directors as of the Record Date:

Name	Age	Position
Executive Officers
Robert S. Ellin	61	Chief Executive Officer, Chairman of the Board and Director
Craig Christensen	48	Interim Chief Financial Officer, Interim Corporate Secretary and Interim Treasurer
Non-Executive Directors
Jay Krigsman	61	Director
Ramin Arani	56	Director
Patrick Wachsberger	74	Director
Kenneth Solomon	63	Director
Bridget Baker	64	Director
Kristopher Wright	51	Director

Executive Officers

Robert S. Ellin.    Please see above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors.”

Craig Christensen.    Mr. Christensen has served as our and PodcastOne’s Interim Chief Financial Officer, Interim Corporate Secretary and Interim Treasurer since May 2026. Mr. Christensen is a seasoned finance executive with over 25 years of progressive leadership experience in scaling public and private companies across technology, professional services, manufacturing and health sciences industries. Mr. Christensen has extensive expertise in financial reporting, U.S. GAAP, financial planning and analysis, capital market transactions, treasury, audit and internal control oversight. Throughout his career, Mr. Christensen has demonstrated a strong track record of building and leading high-performing finance organizations, and partnering with executive leadership to drive growth strategy, capital planning, operational scalability and enterprise value creation. Prior to his appointment as our Interim Chief Financial Officer, Interim Treasurer and Interim Secretary, since May 2025, Mr. Christensen served as the Chief Financial Officer of 180 Health Services, a privately held regenerative wound care and biologics company. From November 2022 to May 2025, Mr. Christensen served as the Senior Vice President, Corporate Controller of a NYSE-listed environmental services company, Montrose Environmental Group, where he led a global finance organization, supported multiple acquisitions and integrations and played a key role in a successful public equity offering. From December 2018 to November 2022, Mr. Christensen served as Vice President, Finance of Econolite Group, an intelligent mobility solutions provider, where he led digital transformation initiatives and supported the sale of the company to private equity. Mr. Christensen’s earlier experience included roles as Vice President, Controller, Interim Chief Financial Officer, and other finance leadership roles with a Nasdaq-listed transportation technology company, Iteis Inc., and a Nasdaq-listed aerospace and defense management consulting company, SM&A. Mr. Christensen previously worked at Ernst & Young, LLP, a global public accounting firm, with a specialization in financial audits of public and privately held companies. Mr. Christensen holds a Bachelor of Arts degree in Business Economics with an emphasis in Accounting from the University of California, Santa Barbara, and is a licensed Certified Public Accountant in the State of California.

Non-Employee Directors

Jay Krigsman.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Ramin Arani.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Patrick Wachsberger.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Kenneth Solomon.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Bridget Baker.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Kristopher Wright.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Terms of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our stockholders or until removed from office in accordance with our Bylaws and the provisions of the General Corporation Law of the State of Delaware (the “DGCL”). Our directors hold office after the expiration of his or her term until his or her successor is elected and qualified, or until his or her resignation, death or removal in accordance with our Bylaws or the DGCL.

Our officers are appointed by our board of directors and hold office until removed by our board of directors at any time for any reason.

Family Relationships

There are no family relationships between or among any of our directors or executive officers or persons nominated or chosen by us to become directors or executive officers.

Director Independence

Please see bio above under “Corporate Governance — Director Independence”.

Board Committees

Please see bio above under “Proposal No. 1 — Election of Directors — Board Committees”.

Board Leadership Structure

Please see bio above under “Corporate Governance — Board Leadership Structure”.

Risk Oversight

Please see bio above under “Corporate Governance — Risk Oversight and Compensation Risk Assessment”.

Code of Ethics

Please see bio above under “Corporate Governance — Code of Ethics”.

Insider Trading Policy

Please see bio above under “Corporate Governance — Insider Trading Policy”.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during the 2026 fiscal year, or at any other time, an officer or employee of our Company, and no member had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC. None of our executive officers (i) serves as a member of the compensation committee of any other company of which any member of the Compensation Committee or our board of directors is an executive officer, or (ii) serves as a member of the board of directors of any other company of which any member of the Compensation Committee is an executive officer.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our current officers, directors and 10% beneficial owners were complied with during the fiscal years ended March 31, 2026 and 2025, except that Messrs. Krigsman’s, Mr. Solomon’s, Wachsberger’s, Arani’s and Wright’s Form 4s filed with the SEC on April 8, 2026, March 30, 2026, March 17, 2026, April 14, 2026 and March 26, 2026, respectively, and Ms. Baker’s Form 4 filed with the SEC on March 23, 2026, were inadvertently filed late due to the SEC’s change of the process of how filers access EDGAR Next, the SEC’s electronic filing system, which access was necessary in order to file such forms.

Nominations to the Board of Directors

General — Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Our board of directors’ candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders, diversity, and personal integrity and judgment. In addition, directors must have time available to devote to our board of directors activities and to enhance their knowledge of our business. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company.

Our Nominating Committee assists our board of directors in identifying qualified individuals to become board members, in determining the composition of the board and in monitoring the process to assess board effectiveness.

Changes to the Procedures by Which Security Holders May Recommend Nominees to Our Board of Directors — During the year ended March 31, 2026, there were no material changes to the procedures by which our security holders may recommend nominees to our board of directors.

PROPOSAL NO. 2 — APPROVAL OF THE LIVEONE, INC. 2026 EQUITY INCENTIVE PLAN

Overview

On July 20, 2026, our Board of Directors adopted the LiveOne, Inc. 2026 Equity Incentive Plan, subject to approval by our stockholders. We refer to the LiveOne, Inc. 2026 Equity Incentive Plan as the “2026 Equity Incentive Plan” or the “2026 Plan”, a copy of which is attached as Appendix A to this Proxy Statement. The 2026 Plan provides for the grant of nonstatutory stock options, incentive stock options, restricted stock, restricted stock units, performance units, performance shares, and other share-based awards. All of our employees, officers and directors, as well as consultants and advisors, are eligible to receive awards under the 2026 Plan. As of the date of this Proxy Statement, no awards have been granted under the 2026 Plan, which will not become effective unless and until it is approved by our stockholders. References in this proposal to our board of directors include the Compensation Committee of our board of directors, where applicable.

Purpose

In this Proposal No. 2, our board of directors is requesting stockholder approval of the Equity Incentive Plan. Our board of directors believes that the 2026 Plan is an integral part of our long-term compensation philosophy and is necessary to continue providing the appropriate levels and types of equity compensation for our employees.

The 2026 Plan is identical to our existing 2016 Equity Incentive Plan, as amended (the “Expiring Plan”), except for the number of shares of Common Stock reserved for issuance. The 2026 Plan will remain in effect until the earlier of (i) September 17, 2036 and (ii) the date upon which the 2026 Plan is terminated pursuant to its terms, and in any event subject to the maximum share limit of the 2026 Plan.

We seek to adopt the 2026 Plan and authorize the reservation of up to 4,000,000 shares of our common stock for issuance thereunder, subject to availability. To the extent that there are no authorized and unreserved shares of our common stock available under our Expiring Plan, the awards underlying the 2026 Plan will not be issuable until such time as the 2026 Plan is approved by our stockholders, and from time to time, as shares of our common stock are available to be reserved and in such amounts as are available. The 2026 Plan is intended to provide us with a sufficient number of shares to satisfy our future equity incentive programs for which we expect to grant stock options, restricted stock, and/or other forms of equity compensation.

When approving the reservation of up to 4,000,000 shares of our common stock issuable pursuant to the 2026 Plan, the Board considered a number of factors, including those set forth below:

•        Alignment with our Stockholders.    Achieving superior, long-term results for our stockholders remains one of our primary objectives. We believe that stock ownership enhances the alignment of the long-term economic interests of our employees and our stockholders.

•        Attract, Motivate and Retain Key Employees.    We compete for employees in a variety of geographic and talent markets and strive to maintain compensation programs that are competitive in order to attract, motivate and retain key employees. If we are unable to grant equity as part of our total compensation strategy, our ability to attract and retain all levels of talent we need to operate our business successfully would be significantly harmed.

•        Balanced Approach to Compensation.    We believe that a balanced approach to compensation — using a mix of salaries, performance-based bonus incentives and long-term equity incentives (including performance-based equity) encourages management to make decisions that favor long-term stability and profitability, rather than short-term results.

•        Burn Rate and Dilution.    When deciding to adopt the 2026 Plan, our board of directors evaluated our projected need for equity grants over the next several years, our expected burn rate of shares under the 2026 Plan and the dilutive impact of the proposed share allocation.

Burn rate is the rate at which a company is granting equity awards and is typically measured as the gross number of shares awarded as a percentage of our weighted average shares outstanding. We estimate that our projected burn rate will be 15% over the ten year life of the plan, but could be higher or lower. The Board determined that our projected rate of equity compensation usage is reasonable and that the 2026 Plan should not need an additional increase of shares.

In addition, the Board considered whether the potential dilutive effect to our stockholders is reasonable. Dilution is typically calculated by adding the number of shares of Common Stock subject to outstanding awards plus shares of Common Stock available to grant plus the proposed additional shares, and expressing such sum as a percentage of the total number of diluted outstanding shares of Common Stock. The Board believes there to be an acceptable amount of potential dilution from the 2026 Plan.

After carefully considering each of these points, the Board believes the 2026 Plan is essential for our future success and encourages stockholders to consider these points in voting to approve this proposal.

Set forth below is a summary of the 2026 Plan, which is qualified in its entirety by reference to the full text of the 2026 Plan, a copy of which is included as Appendix A to this Proxy Statement.

Equity Awards Are an Integral Component of Our Compensation Program

Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for our employees, officers and directors. Approval of the 2026 Plan will allow us to grant stock options and other equity awards at levels we determine to be appropriate in order to attract new employees, officers and directors, retain our existing employees and officers and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value. The 2026 Plan will allow us to utilize a broad array of equity incentives with flexibility in designing such incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards.

At July 21, 2026, stock awards covering an aggregate of 283,485 shares were outstanding under the Expiring Plan and 75,925 shares remained available for future grant under the Expiring Plan, as of such date.

The following table provides certain additional information regarding the Expiring Plan.

As of July 21, 2026
Total number of shares of common stock subject to outstanding stock options	207,666
Weighted-average exercise price of outstanding stock options	$37.52
Total number of shares of common stock available for grant under the Expiring Plan	75,925
Total number of shares of common stock outstanding	283,485
Per-share closing price of common stock as reported on The NASDAQ Capital Market	$5.50

Description of the 2026 Equity Incentive Plan

The principal features of the 2026 Plan are summarized below, but this summary is qualified in its entirety by reference to the full text of the 2026 Plan, which is attached to this Proxy Statement as Appendix A. As described below, incentive awards authorized under the 2026 Plan include, but are not limited to, incentive stock options within the meaning of Section 422 of the Code. If an incentive award granted under the 2026 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with the exercise of an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2026 Plan.

Shares Available for Awards; Annual Per-Person Limitations — Under the 2026 Equity Incentive Plan, the total number of shares of our common stock (the “Shares”) reserved and available for delivery at any time during the term of the 2026 Equity Incentive Plan (“Awards”) will be equal to 4,000,000 Shares (the “Share Pool”), subject to adjustment as described below.

If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the 2026 Equity Incentive Plan. However, Shares withheld from an Award to pay the exercise price and/or applicable tax withholdings with respect to an Award, will not go back into the Share Pool and will not be available for new grants.

Substitute Awards will not reduce the Shares authorized for delivery under the 2026 Equity Incentive Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2026 Equity Incentive Plan and will not reduce the Shares authorized for delivery under the 2026 Equity Incentive Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its related entities prior to such acquisition or combination.

The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of Shares that may be delivered under the 2026 Equity Incentive Plan as a result of the exercise of incentive stock options is 4,000,000 Shares, subject to certain adjustments.

In the event of any merger, consolidation, reorganization, recapitalization, extraordinary dividend or other distribution (whether in the form of cash, shares, or other property), forward or reverse split, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the shares of common stock and/or such other securities of the Company, the Committee (as defined below) has the discretion to make a proportionate adjustment to each outstanding award that the Committee considers appropriate, and the Committee has the authority to adjust: (i) the number and kind of shares which may be delivered in connection with Awards granted thereafter under the 2026 Equity Incentive Plan; (ii) the number and kind of shares of common stock by which annual per-person award limitations are measured; (iii) the number and kind of shares of common stock subject to or deliverable in respect of outstanding Awards granted under the 2026 Equity Incentive Plan; (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award granted under the 2026 Equity Incentive Plan, and (v) any other aspect of any award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award granted under the 2026 Equity Incentive Plan.

Administration — The 2026 Plan is administered by our Compensation Committee of our board of directors, or our board of directors in the absence of such a committee. Subject to the terms of the 2026 Plan, the 2026 Plan administrator may select participants to receive awards, determine fair market value of our shares, determine the types of awards and terms and conditions of awards and interpret provisions of the 2026 Plan, to institute an exchange program (without stockholder approval) pursuant to which outstanding awards may be surrendered or cancelled in exchange for awards of the same type (which may have lower exercise prices and different terms), awards of a different type, and/or cash (except that the 2026 Plan administrator may not, without stockholder approval, reprice any options or stock appreciation rights (“SARs”), or pay cash or issue new options or SARs in exchange for the surrender and cancellation of outstanding options or SARs), modify awards granted under the 2026 Plan, and make all other determinations deemed necessary or advisable for administering the 2026 Plan.

Eligibility — Officers, employees, non-employee directors and other key persons (including consultants) as selected from time to time by the Committee in its discretion are eligible to participate in the 2026 Equity Incentive Plan; provided, however, that only employees of the Company or its subsidiaries are eligible to receive incentive stock options. Approximately 86 employees and 6 non-employee directors would be eligible to participate in the 2026 Equity Incentive Plan.

Grants — The 2026 Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Code and SARs, as described below:

•        Options granted under the 2026 Plan entitle the grantee, upon exercise, to purchase up to a specified number of shares from us at a specified exercise price per share. The exercise price for shares of common stock covered by an option generally cannot be less than the fair market value of common stock on the date of grant unless agreed to otherwise at the time of the grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of our Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of our common stock on the date of grant.

•        Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the compensation committee or our board of directors, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

•        The compensation committee or our board of directors may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

•        The 2026 Plan authorizes the granting of stock awards. The compensation committee or our board of directors will establish the number of shares of our common stock to be awarded (subject to the aggregate limit established under the 2026 Plan upon the number of shares of our common stock that may be awarded or sold under the 2026 Plan) and the terms applicable to each award, including performance restrictions.

•        SARs entitle the participant to receive a distribution in an amount not to exceed the number of shares of our common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of our common stock on the date of exercise of the SAR and the market price of a share of our common stock on the date of grant of the SAR.

Non-Transferability of Awards — Unless the 2026 Plan administrator provides otherwise, the 2026 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments — In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2026 Plan, the 2026 Plan administrator will adjust the number and class of shares that may be delivered under the 2026 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2026 Plan.

Dissolution, Liquidation — The 2026 Plan provides that in the event of a proposed dissolution or liquidation of our Company, to the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.

Dividends or Dividend Equivalents for Performance Awards — Notwithstanding anything to the foregoing herein, the right to receive dividends, dividend equivalents or distributions with respect to a performance award will only be granted to a participant if and to the extent that the underlying award is earned.

Merger, Change of Control — The 2026 Plan provides that in the event of a merger or a change of control, as defined under the 2026 Plan, each outstanding award will be treated as the 2026 Plan administrator determines, including, without limitation, that each award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.

Duration, Amendment, and Termination — Our board of directors has the power to amend, suspend or terminate the 2026 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of our common stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year of such change. Unless sooner terminated, the 2026 Plan would terminate ten years after it was adopted.

Forfeiture Provisions — The 2026 Plan administrator may provide by rule or regulation or in any award agreement, or may determine in any individual case, the circumstances in which awards shall be paid or forfeited in the event a participant ceases to be employed by us, or to provide services to us, prior to the end of a performance period, period of restriction or the exercise, vesting or settlement of such award. Except as set forth for options, generally awards will be forfeited if not earned or vested upon termination, unless otherwise provided for in an award agreement.

Adjustments for Stock Dividends and Similar Events — The 2026 Plan administrator will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2026 Plan, including the individual limitations on awards, to reflect dividends, splits, extraordinary cash dividends and other similar events.

Important Aspects of the 2026 Plan Designed to Protect Our Stockholders’ Interests

The 2026 Plan includes certain provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

Repricing is not allowed.    The 2026 Plan prohibits the repricing of outstanding equity awards and the cancelation of any outstanding equity awards that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other stock awards under the 2026 Plan, as adjusted for any Potential Increase.

Submission of amendments to 2026 Plan to stockholders.    The 2026 Plan requires stockholder approval for material amendments to the 2026 Plan, including as noted above, such as any increase in the maximum number of shares available for issuance under the 2026 Plan.

Flexibility in designing equity compensation scheme.    The 2026 Plan allows us to provide a broad array of equity incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

Restrictions on dividends.    The 2026 Plan provides that (i) holders of shares of our common stock subject to an award before the date such shares have vested will be entitled to receive all dividends and other distributions paid with respect to such shares unless otherwise provided in the applicable award agreement, (ii) any dividends or dividend equivalents that are credited with respect to any shares of our common stock subject to an award before the date such shares have vested will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

No discounted stock options or stock appreciation rights.    All stock options and stock appreciation rights granted under the 2026 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

Administration by independent committee.    The 2026 Plan is administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the Nasdaq listing standards. Our board of directors may also administer the 2026 Plan.

U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2026 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.    The grant of an incentive stock option will not be a taxable event for the participant or for the employer. A participant will not recognize taxable income upon exercise of an incentive option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of common shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the participant holds the common shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The employer will not be entitled to any compensation expense deduction with respect to the exercise of an incentive option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grant must be made by the employee’s employer or a parent or subsidiary of the employer. The employee must remain employed from the date the option is granted through a date within three months before the date of exercise of the option. If a participant sells or otherwise disposes of the common shares acquired without satisfying the holding period requirement (known as a “disqualifying disposition”), the participant will recognize ordinary income upon the disposition of the common shares in an amount generally equal to the excess of the fair market value of the common shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer will generally be allowed a compensation expense deduction to the extent that the participant recognizes ordinary income.

Non-Qualified Options.    The grant of a non-qualified option will not be a taxable event for the participant or for the employer. Upon exercising a non-qualified option, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. Upon a subsequent sale or exchange of common shares acquired pursuant to the exercise of a non-qualified option, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the common shares (generally, the amount paid for the common shares plus the amount treated as ordinary income at the time the option was exercised). We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock.    A participant who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Code to recognize compensation income (which is ordinary income) in the year of the award in an amount equal to the fair market value of the common shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse and dividends or distributions that are paid while the common shares are subject to restrictions will be subject to withholding taxes. We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock Units.    There are no immediate tax consequences of receiving or vesting in an award of restricted stock units under the 2026 Plan; however, restricted stock units are subject to the Federal Insurance Contribution Act tax upon vesting (based on the fair market value of the common shares on the vesting date). A participant who is awarded restricted stock units will recognize ordinary income upon receiving common shares or cash under the award in an amount equal to the fair market value of the common shares at the time of delivery or the amount of cash. We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Performance Shares, Performance Units and Other Stock Unit Awards.    A participant generally will recognize no income upon the receipt of a performance share or performance unit. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and/or the fair market value of any substantially vested common shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2026 Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income, except to the extent the limits of Section 162(m) of the Code apply.

Dividend or Dividend Equivalents.    A participant will recognize taxable income, subject to withholding of employment tax, upon receipt of a dividend equivalent in cash or in shares of stock. Similarly, a participant who receives restricted stock, and does not make an election under Section 83(b) of the Code with respect to the stock, will recognize taxable ordinary income, subject to withholding of employment tax, upon receipt of dividends on the stock. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income.

Unrestricted Stock.    Participants who are awarded unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the common shares on the date of the award, reduced by the amount, if any, paid for such common shares. We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Withholding.    To the extent required by law, we will withhold from any amount paid in settlement of an award, the amount of withholding and other taxes due or take other action as we deem advisable to enable ourselves to satisfy withholding and tax obligations related to any awards.

Amendment, Suspension or Termination of the 2026 Plan

Unless earlier terminated by our board of directors, the 2026 Plan shall terminate on September 17, 2036. Our board of directors may amend, suspend or terminate the 2026 Plan (or any portion thereof) at any time. However, no amendment shall (a) materially adversely affect the rights of any participant under any outstanding award, without the consent of such participant, or (b) make any change that would disqualify the 2026 Plan from the benefits provided under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or (c) increase the number of shares available for awards under the 2026 Plan without stockholder approval; provided, however, that our board of directors and/or Compensation Committee may amend the 2026 Plan, without the consent of any participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to the 2026 Plan to cause certain Awards not to be subject to Code Section 409A.

Effective Date

The 2026 Plan shall become effective on July 20, 2026, the date of its adoption by our board of directors subject to stockholder approval. The 2026 Plan will terminate on July 20, 2036, except with respect to awards then outstanding. After such date no further awards will be granted under the 2026 Plan unless the 2026 Plan is extended by our board of directors.

Interest of Certain Persons in the 2026 Plan

Stockholders should understand that our directors, executive officers and other employees may be considered as having an interest in the approval of the 2026 Plan because they may, in the future, receive awards under it. While we do not have any current formal plans to make any awards to our directors, executive officers and other employees if this Proposal No. 2 is approved by our stockholders, our board of directors and/or Compensation Committee may make such awards in the future as it deems in the best interests of our Company and stockholders. The board believes that it is important to our growth and long-term success to be able to continue to offer equity award incentives to our directors, executive officers and other employees.

New Plan Benefits

Awards under the 2026 Plan will be made at the discretion of the Compensation Committee. Accordingly, we cannot currently determine the amount of awards that will be made under the 2026 Plan. We anticipate that the Compensation Committee will utilize the 2026 Plan to continue to grant long-term equity incentive compensation to key employees similar to the awards described in this Proxy Statement. We also anticipate that the Compensation Committee will utilize the 2026 Plan to continue to grant long-term equity incentive compensation to employees and officers and awards to directors similar to the awards described in this Proxy Statement.

Information Regarding Outstanding Stock Awards

Information regarding outstanding stock awards made to our non-employee directors and Named Executive Officers as of March 31, 2026, is included elsewhere in this Proxy Statement under the headings “Director Compensation” and “Executive Compensation.”

The following table sets forth information regarding outstanding options and shares reserved for future issuance under our 2016 Equity Incentive Plan as of March 31, 2026.

Equity Compensation Plan Information

The following table reflects the number of shares of our common stock issuable upon the exercise of awards granted under our equity compensation plans approved and not approved by stockholders and the weighted average exercise price for such awards as of March 31, 2026. All numbers have been adjusted to give effect to the 1-for-10 reverse stock split effected as of September 26, 2025.

Name of Plan	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights (column (a))	Weighted- Average Exercise Price of Outstanding Options ($)(3)	Number of shares remaining available for issuance under equity compensations plans (excluding the shares reflected in column
Equity compensation plans approved by security holders(1)	248,745	$37.55	232,530
Equity compensation plans not approved by security holders(2)	—	—	4,000,000
Total	248,745	$37.55	4,232,530

____________

(1)      Represents securities issued under our 2016 Plan.

(2)      Represents securities reserved for issuance under our 2026 Plan, subject to its approval of our stockholders (Proposal No. 2).

(3)      The weighted-average exercise price in this column does not take into account the awards of our restricted stock units included in column (a).

On August 29, 2016, our board of directors approved and adopted and our stockholders approved the 2016 Plan, as amended on February 11, 2019 and June 29, 2021. The 2016 Plan provides for the grant of incentive stock options, qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, and performance shares or units and cash awards. Awards may be granted under the 2016 Plan to our employees, officers, directors and consultants.

On July 20, 2026, our board of directors approved and adopted the 2026 Plan, subject to its approval by our stockholders (Proposal No. 2). The 2026 Plan provides for the grant of incentive stock options, qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, and performance shares or units and cash awards. Awards may be granted under the 2026 Plan to our employees, officers, directors and consultants.

Vote Required

The affirmative vote of a majority of the votes cast by the aggregate of the shares of our common stock issued and outstanding as of the Record Date will be required to approve the 2026 Plan. For purposes of this vote, abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors Unanimously Recommends a Vote FOR this Proposal No. 2.

PROPOSAL NO. 3 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has appointed Macias Gini & O’Connell LLP (the “Auditor”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2027. The Auditor was engaged as our independent registered public accounting firm on July 25, 2022. Representatives of the Auditor are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

Stockholder ratification of the appointment of the Auditor is not required by our bylaws or otherwise. However, our board of directors is submitting the appointment of the Auditor to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain the Auditor. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2027 fiscal year if it determines that such a change would be in the best interests of us and our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast on this proposal at the Annual meeting is required to ratify the appointment of the Auditor as our independent registered public accounting firm. For purposes of this vote, abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors Unanimously Recommends a Vote FOR this Proposal No. 3.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed by the Auditor, our independent registered public accounting firm, for the fiscal year ended March 31, 2026 and 2025 (in thousands):

Description of Service	Year Ended March 31,
	2026	2025
Audit Fees(1)	$1,080	$1,365
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$1,080	$1,365

____________

(1)      Audit Fees consist of fees for audit of our annual financial statements for the respective year, reviews of our quarterly financial statements, services provided in connection with statutory and regulatory filings. Includes the audit fees for each of PodcastOne and Slacker, which are collectively $475 for the year ended March 31, 2026.

(2)      Audit-Related Fees consist of fees for accounting consultations.

(3)      Tax Fees consist of fees for professional services rendered for tax compliance.

Non-Audit Fees

There were no audit or non-audit services provided to us for the years ended March 31, 2026 and 2025 that were not approved by our board of directors. Our board of directors determined that the services rendered by the Auditor are compatible with maintaining their independence as our independent auditors.

Pre-Approval Policies and Procedures

Beginning April 1, 2018, our Audit Committee became responsible, and prior to such period, our board of directors was responsible, for the pre-approval of all audits and permitted non-audit services to be performed for our Company by our independent registered public accounting firm and any other independent accounting firms that we engage. The fees to be paid to the Auditor for the 2026 and 2025 fiscal years were approved, and going forward shall be subject to approval, by our Audit Committee and our board of directors in accordance with the procedures described below.

Our Audit Committee reviews and approves all audit and non-audit services proposed to be provided, other than de minimis non-audit services which may instead by preapproved in accordance with applicable SEC rules.

PROPOSAL NO. 4 — ADJOURNMENT

General

We are asking our stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting is required to approve this Proposal No. 4. Abstentions will have the same effect as the vote “AGAINST” this Proposal No. 4.

The Board of Directors Unanimously Recommends a Vote FOR this Proposal No. 4.

Other Matters

Other than as set forth above, the board of directors is not aware of any other business that may be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the designated proxy holders, Mr. Ellin and Mr. Carhart, to vote on such matters in accordance with their best judgment.

YOUR VOTE IS IMPORTANT. Accordingly, you are urged to sign and return the accompanying proxy card or voting instruction card, as the case may be, whether or not you plan to attend the Annual Meeting.

By Order of the Board of Directors,
/s/ Robert S. Ellin
Robert S. Ellin
Chairman and Chief Executive Officer
Beverly Hills, CA
July 27, 2026

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The Audit Committee’s purpose is to assist our board of directors in its general oversight of our accounting, auditing and financial reporting practices. Management is primarily responsible for our financial statements, systems of internal controls and compliance with applicable legal and regulatory requirements. The Auditor was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the committee certify that our registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the committee’s members in business, financial and accounting matters.

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2026 with our management. The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with our independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to our board of directors that the audited financial statements be included, and such audited financial statements were included, in our 2026 Annual Report, for filing with the SEC.

Respectfully submitted by:
The Audit Committee of the Board of Directors
Jay Krigsman (Chairman) Ramin Arani Kenneth Solomon

EXECUTIVE COMPENSATION

Our named executive officers, consisting of our principal executive officer and the next most highly compensated executive officer as of March 31, 2026 (collectively, the “Named Executive Officers”), were:

•        Robert Ellin, Chief Executive Officer, Chairman and Director; and

•        Ryan Carhart, our former Chief Financial Officer, former Senior Vice President, former Corporate former Secretary and Treasurer.

We did not have a third Named Executive Officers during our fiscal year ended March 31, 2026.

2026 Summary Compensation Table

The following table sets forth, for the fiscal years ended March 31, 2026 and 2025, compensation awarded or paid to our Named Executive Officers.

Name and Principal Position	Fiscal Year ended March 31	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)		Total ($)
Robert Ellin,	2026	500,000	—	—	(3)	—	—	—	60,833	(4)	560,833
CEO & Chairman	2025	500,000	—	—	(3)	—	—	—	58,584	(4)	558,584

Ryan Carhart,	2026	200,000	—	—		—	—	—	4,883	(6)	204,883
former CFO, SVP, Treasurer & Secretary(5)	2025	200,000	—	88,231		—	—	—	17,560	(6)	305,790

____________

(1)      Represents the aggregate grant date fair value of restricted units of our Company granted to the respective Named Executive Officer computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 2 — Summary of Significant Accounting Policies — “Stock-Based Compensation” of our financial statements for the fiscal year ended March 31, 2026 included in our 2026 Annual Report. Does not include restricted stock units of PodcastOne or Slacker granted to Mr. Carhart pursuant to his employment agreement or other PodcastOne equity awards.

(2)      Unless otherwise indicated, the amount of perquisites and other personal benefits has been excluded as the total value of perquisites and other personal benefits for each Named Executive Officer per year was less than $10,000.

(3)      During the 2023 and 2022 fiscal years, as a result of Mr. Ellin’s desire to demonstrate confidence in our Company and to assist our near term objectives in light of the ongoing COVID-19 epidemic and other costs realignment and reductions, Mr. Ellin agreed to accept payment of his monthly base salary for the period of January 1, 2022 through December 31, 2022 in shares of our common stock. As of March 31, 2026, our board of directors and Compensation Committee has not yet determined the number of shares of our common stock or our restricted stock units that should be issued to Mr. Ellin as such equity compensation and therefore, such equity compensation has not yet been awarded. Accordingly, the amounts shown under the “Stock Awards” column for the 2026 fiscal year does not include the amount of $986,560 as Mr. Ellin’s salary to be paid at a future date in shares of our common stock or our restricted stock units that shall be issued and vest in accordance with the terms as determined by our board of directors or Compensation Committee. The aggregate grant date fair value of such equity compensation will be included for Mr. Ellin in the fiscal year when such award is made.

(4)      The amount for 2026 represents personal benefits consisting of (i) car lease payments of $30,598, (ii) health, dental and vision insurance in the amount of $21,180, and (iii) life, accidental death and dismemberment insurance in the amount of $300, and (iv) 401k match in the amount of $8,755, paid by us on Mr. Ellin’s behalf. The amount for 2025 represents personal benefits consisting of (i) car lease payments of $28,945, (ii) health, dental and vision insurance in the amount of $18,801, and (iii) life, accidental death and dismemberment insurance in the amount of $300, and (iv) 401k match in the amount of $10,538, paid by us on Mr. Ellin’s behalf

(5)      Mr. Carhart was appointed as our Chief Financial Officer effective as of February 19, 2025, and resigned from all of his positions with our Company and our subsidiaries effective as of May 1, 2026.

(6)      The amount for 2026 represents personal benefits consisting of (i) health, dental and vision insurance in the amount of $0, (ii) life, accidental death and dismemberment insurance in the amount of $300, and (iii) 401k match in the amount of $4,583, paid by us on Mr. Carhart’s behalf. The amount for 2025 represents personal benefits consisting of (i) health, dental and vision insurance in the amount of $12,260, (ii) life, accidental death and dismemberment insurance in the amount of $300, and (iii) 401k match in the amount of $5,000, paid by us on Mr. Carhart’s behalf.

2026 Outstanding Equity Awards at Fiscal Year Ended

The following table sets forth certain information with respect to grants of plan-based awards for the fiscal year ended March 31, 2026 to our Named Executive Officers. Except as set forth below, all of the outstanding equity awards granted to our Named Executive Officers were fully vested as of March 31, 2026.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(5)
Robert Ellin	66,667	(1)	—	—	40.00	9/7/2027	—	—	—		—
	—		—	—	—	—	—	—	8,866	(2)	45,217
Ryan Carhart									5,000	(3)(4)	25,500

____________

(1)      Represents 666,666 stock options granted on September 7, 2017, which have fully vested and are fully exercisable as of the date of this Proxy Statement.

(2)      Represents restricted stock units, with each vested restricted stock unit to be settled by issuance to Mr. Ellin of one share of our common stock, which shall one-time cliff vest on September 20, 2026.

(3)      Represents restricted stock units of our Company, with each vested restricted stock unit to be settled by issuance to Mr. Carhart of one share of our common stock, which restricted stock units shall would have vested on September 18, 2026, subject to Mr. Carhart’s continued employment by our Company on such vesting date. Pursuant to the agreement between our Company and Mr. Carhart to provide transition services to our Company after his departure, we agreed to accelerate all of such restricted stock units to vest on June 1, 2026.

(4)      Does not include 10,200 restricted stock units of PodcastOne granted to Mr. Carhart pursuant to his employment offer letter with our Company, which shall vest on the same schedule as set forth in footnote #3 above. Pursuant to the agreement between our Company and Mr. Carhart to provide transition services to our Company and PodcastOne after his departure, we agreed to accelerate all of such restricted stock units to vest on June 1, 2026.

(5)      The market value of unearned restricted stock units is based on the price of $5.10, the closing price of our common stock on March 31, 2026 (the last trading day of our 2026 fiscal year, as required under the applicable rules).

Change in Control Provisions

For a more detailed description of the “change in control” provisions applicable to our Named Executive Officers under their employment agreements, see “Named Executive Officer Employment Agreements” below.

Named Executive Officer Employment Agreements

The material terms of employment agreements with the Named Executive Officers previously entered into by our Company are described below.

Robert S. Ellin — Mr. Ellin’s employment agreement expired on September 7, 2023. We anticipate entering into a new employment agreement with Mr. Ellin in the near future. A summary of the terms of Mr. Ellin’s last employment agreement is set forth below.

On September 7, 2017, we entered into an employment agreement with Mr. Ellin for an initial term of five years at an annual salary of $650,000, which salary was lowered to $500,000 pursuant to Amendment No. 1 to Mr. Ellin’s employment agreement, dated as of December 14, 2017. Pursuant to Amendment No. 2 to Mr. Ellin’s employment agreement, dated as of February 6, 2023 and effective as of September 7, 2022, Mr. Ellin’s employment agreement was extended to September 7, 2023. On September 7, 2017, in connection with his employment agreement, we entered into an option award agreement whereby we issued stock options to purchase 1,166,667 shares of our common stock with an exercise price of $4.00 per share (the offering price of our public offering completed in December 2017) (the “Ellin Options”). The Ellin Options were granted pursuant to our 2016 Equity Incentive Plan (as amended, the “2016 Plan”).

The first tranche of 666,667 shares underlying the Ellin Options (the “Ellin Service Options”) have fully vested and are fully exercisable as of the date of this Proxy Statement. The second tranche of 500,000 shares underlying the Ellin Options were forfeited as a result of certain non-performance vesting conditions for such grant having not been met. From August 2021 until December 31, 2022, Mr. Ellin agreed to receive his monthly base salary in shares of common stock or our restricted stock units. Effective as of January 1, 2023, we resumed paying the monthly base salary of Mr. Ellin in cash instead of shares of our restricted common stock or our restricted stock units.

If Mr. Ellin’s employment is terminated by us “Without Cause” or by Mr. Ellin for “Good Reason” (each as defined in his employment agreement, subject to our right to cure), he will be entitled to termination benefits, pursuant to which (i) we will pay Mr. Ellin certain accrued obligations and prior year bonus amounts, if any; and (ii) subject to timely execution and non-revocation of a release as provided in his employment agreement (v) we will be required to pay Mr. Ellin a one-time payment of $10,000,000; (w) any unvested Other Equity Awards (as defined in his employment agreement) shall automatically accelerate and become vested and exercisable for a period of twelve months from the termination date, but in all events no later than the end of the applicable term for each such award; (x) the Ellin Service Options and any such accelerated Other Equity Awards shall remain outstanding and be exercisable, to the extent applicable, for a period of twelve months from the later of the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award; (y) all restrictions on the Other Equity Awards shall automatically and immediately lapse; and (z) we will continue to cover costs for Mr. Ellin’s and his dependents continued participation in our medical plans from the termination date through and inclusive of the lesser of twelve months or the period through the date on which he obtains other coverage. Mr. Ellin’s employment agreement contains covenants for the benefit of our Company relating to non-competition during the term of his employment and protection of our confidential information, customary representations and warranties and indemnification obligations.

Ryan Carhart — Mr. Carhart resigned from all of his positions with our Company and our subsidiaries effective as of May 1, 2026. Pursuant to the Transition Services and General Release Agreement, dated as of June 3, 2026, between our Company and Mr. Carhart, Mr. Carhart agreed to provide certain transition services to our Company and PodcastOne from May 1, 2026 until June 1, 2026, in consideration of our agreement to accelerate all of his remaining unvested restricted stock units of our Company and PodcastOne (5,000 and 10,200, respectively) to vest on June 1, 2026.

Craig Christensen — On April 27, 2026 and effective as of May 1, 2026 (the “Effective Date”), we entered into a consulting agreement (the “Consulting Agreement”) with Mr. Christensen, pursuant to which Mr. Christensen serves as the Interim Chief Financial Officer of our Company, PodcastOne and, if requested, their respective subsidiaries, in each case in a consulting (non-employee) capacity, reporting to Robert S. Ellin, our Chief Executive Officer and Chairman. Under the Consulting Agreement, Mr. Christensen receives cash consulting fees at a rate of $6,250 per week, payable in bi-weekly installments of $12,500. Under the Consulting Agreement, Mr. Christensen was granted an aggregate of 15,000 shares of our restricted common stock (the “Christensen Shares”), consisting of (i) 10,000 shares, which vested upon the filing of our 2026 Annual Report with the SEC, and (ii) 5,000 shares (the “Additional Christensen Shares”), which shall vest upon the filing of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 with the SEC, as reviewed and approved by our auditors and outside legal counsel (such filing date, the “Vesting Date”). Vesting of the Additional Christensen Shares is subject to Mr. Christensen remaining in Continuous Service (as defined in the Consulting Agreement) through the Vesting Date, and the Additional Christensen Shares that remain unvested upon a termination of his Continuous Service are forfeited.

The Consulting Agreement provides that, within approximately 90 days after the Effective Date, the parties will engage in good faith discussions regarding Mr. Christensen’s potential transition to a full-time, permanent Chief Financial Officer position with our Company. Any such transition, if agreed upon, would be memorialized in a separate written agreement addressing cash compensation, benefits and equity compensation, and neither party is obligated to consummate any such transition or to agree to any particular terms in connection therewith.

The Consulting Agreement continues on a month-to-month basis and may be terminated (i) by our Company for “Cause” (as defined in the Consulting Agreement) or (ii) by either party for any reason, in each case subject to applicable notice requirement. If Mr. Christensen’s services are terminated by our Company without Cause, he shall be entitled to payment of all accrued but unpaid cash fees through the effective date of termination, and he shall be deemed to remain in Continuous Service, for purposes of any shares granted under his Consulting Agreement scheduled to vest during the 35-day period following the notice of termination. Upon a termination for Cause, any unvested shares granted under his Consulting Agreement shall be forfeited.

Executive Officers Salary Adjustments

Effective as of August 1, 2020, Mr. Ellin, desiring to continue to demonstrate confidence in our Company and to assist our then near term objectives in light of the ongoing COVID-19 coronavirus pandemic, agreed to have 50% of his monthly base salary from August 1, 2020 to August 15, 2020, and 100% of his monthly base salary from August 16, 2020 through December 31, 2020 paid in equity of our Company. Furthermore, effective as of May 23, 2022, Mr. Ellin, desiring to continue to demonstrate confidence in our Company and to assist our objective to achieve annual cost and expense reductions, agreed to continue to forego his monthly cash base salary through December 31, 2022 in exchange for equity of our Company that is anticipated to be awarded and vest in full in our 2027 fiscal year (unless Mr. Ellin defers such vesting date), and will vest, be calculated and issued subject to our board of directors’ approval.

Narrative Disclosure of Compensation Policies and Practices as They Relate to the Company’s Risk Management

We believe that our compensation policies and practices for all employees and other individual service providers, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on us.

PAY VERSUS PERFORMANCE

Introduction

The following is a disclosure pursuant to the SEC’s new pay versus performance (“PVP”) rules. The PVP rules create a new definition of pay, referred to as Compensation Actually Paid (“CAP”), which is compared to certain performance measures as defined by the SEC.

Summary Compensation Table Versus Compensation Actually Paid

The 2026 Summary Compensation Table (“SCT”) set forth above discloses a mix of compensation earned during the year, e.g., base salary and annual cash incentive, and the full grant date fair value of equity awards granted during the year. The new CAP definition of pay adjusts compensation reported for a particular year to reflect an annualized value of compensation by removing the values mandated by the SCT for equity awards granted during the year and instead including the value of equity awards vesting during the year and the potential change in value of unvested equity awards granted in prior years. It is important to note that the executive did not actually earn or receive the amount defined as CAP in the applicable year.

Pay Versus Performance Table

The following table summarizes the SCT compensation and CAP for our principal executive officer (“PEO”) and the average for our non-PEO Named Executive Officers (“NEOs”) for our 2026, 2025 and 2024 fiscal years. In accordance with the PVP rules, the table also includes certain prescribed performance related measures.

Fiscal Year	Summary Compensation Table Total Compensation for PEO(4) ($)	Average Summary Compensation Table Total Compensation for Non-PEO NEOs(4) ($)	Compensation Actually Paid to PEO(5) ($)	Average Compensation Actually Paid to Non-PEO NEOs(5) ($)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return ($)	GAAP Net Loss (in thousands) ($)
2026(1)	560,833	204,883	560,833	204,883	12.75	(21,253)
2025(1)	558,584	618,855	558,584	166,169	17.48	(20,370)
2024(2)	547,032	809,237	547,032	438,236	44.93	(11,966)

____________

(1)      For the 2026 fiscal year, Robert S. Ellin was our Chief Executive Officer and Ryan Carhart, our former Chief Financial Officer. We did not have any other NEOs for such fiscal year.

(2)      For the 2025 fiscal year, Robert S. Ellin was our Chief Executive Officer and our remaining NEOs consisted of Ryan Carhart, our Chief Financial Officer, and Aaron Sullivan, our former Chief Financial Officer. We did not have any other NEOs for such fiscal year.

(3)      For the 2024 fiscal year, Robert S. Ellin was our Chief Executive Officer and our remaining NEOs consisted of Aaron Sullivan, our former Chief Financial Officer. We did not have any other NEOs for such fiscal year.

(4)      Amounts in this column represent the “Total” column set forth in the 2026 Summary Compensation Table on page 36 of this Proxy Statement. See the footnotes to the 2026 Summary Compensation Table for further detail regarding the amounts in these columns.

(5)      The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the 2026 Summary Compensation Table (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP):

The following table provides additional information on how CAP for each reporting year was determined, starting with SCT compensation, and applying each of the required adjustments, as applicable, in accordance with the PVP rules.

Fiscal Year	Summary Compensation Table Total Compensation ($)	Value of Equity Awards Deducted from SCT ($)	Fair Value of Equity Awards Compensation Granted in Current Year ($)(1)	Year-Over-Year Change in Fair Value of Unvested Equity Awards ($)(2)	Year-Over-Year Change in Fair Value of Equity Awards that Vested During the Year ($)(3)	Compensation Actually Paid ($)
PEO
2026	560,833	—	—	—	—	560,833
2025	558,584	—	—	—	—	558,584
2024	547,032	—	—	—	—	547,032
Average Non-PEO NEOs
2026	204,883	—	—	—	—	204,883
2025	618,855	335,230	218,750	0	(336,206)	166,123
2024	809,237	530,250	152,250	0	6,999	438,236

____________

(1)      These amounts represent the fair value as of the indicated fiscal year-end of the outstanding and unvested equity awards granted during such fiscal year, calculated in accordance with the methodology used for financial reporting purposes. The fair value differs from the value in the SCT because for purposes of CAP the fair value for equity awards granted in the current year is determined as of the last day of the applicable year. Fair values in the SCT are determined as of the grant date.

(2)      These amounts represent the change in fair value during the indicated fiscal year of each equity award that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, calculated in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on an estimate of the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(3)      These amounts represent the change in fair value, measured from the prior fiscal year-end to the vesting date, of each equity award that was granted in a prior fiscal year and which vested during the indicated fiscal year, calculated in accordance with the methodology used for financial reporting purposes.

Analysis of Information Presented in the Pay versus Performance Table

Our executive compensation program reflects a variable pay-for-performance philosophy. While we utilize several performance measures to align executive compensation with our performance, all of those measures are not presented in the PVP table. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with CAP (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, we are providing the following narrative disclosure regarding the relationships between information presented in the PVP table.

Relationship between CAP and TSR

During the 2026, 2025 and 2024 fiscal years, compensation actually paid to our PEO increased from $547,032 in fiscal 2024 to $558,584 in fiscal 2025 and increased from $558,584 in fiscal 2025 to $560,833 in fiscal 2026. Average compensation actually paid to our Non-PEO NEOs decreased from $438,236 in fiscal 2024 to $166,123 in fiscal 2025 and increased from $166,123 in fiscal 2025 to $204,883 in fiscal 2026. Over the same period, the value of an investment of $100 in our common stock on the last trading day of fiscal 2024 decreased by $64.15 to $35.85 during fiscal 2025 and decreased by $9.70 to $26.15 during fiscal 2026, for a total decrease over fiscal 2024 to 2026 of $73.85.

Relationship between CAP and Net Loss (GAAP)

During the 2026, 2025 and 2024 fiscal years, compensation actually paid to our PEO increased from $547,032 in fiscal 2024 to $558,854 in fiscal 2025 and increased from $558,854 in fiscal 2025 to $560,833 in fiscal 2026. Average compensation actually paid to our Non-PEO NEOs decreased from $438,236 in fiscal 2024 to $166,123 in fiscal 2025 and increased from $166,123 in fiscal 2025 to $204,883 in fiscal 2026. Over the same period, our net loss increased by $1,947,000 during fiscal 2024, from a net loss in fiscal 2023 of $10,019,000 to a net loss in fiscal

2024 of $11,966,000, and increased by $5,715 during fiscal 2025, from a net loss in fiscal 2024 of $11,966,000 to a net loss in fiscal 2025 of $20,370,000 and increased by $883,000 during fiscal 2026, from a net loss in fiscal 2025 of $20,370,000 to a net loss in fiscal 2026 of $21,253,000.

2016 Equity Incentive Plan

The following summary of the principal features of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, which is incorporated by reference as Exhibit 10.2 to our 2026 Annual, Amendment No. 1 to the 2016 Plan, which is incorporated by reference as Exhibit 10.3 to our 2026 Annual Report, and Amendment No. 2 to the 2016 Plan, which is incorporated by reference as Exhibit 10.4 to our 2026 Annual Report. Pursuant to the 2016 Plan, there are 1,760,000 shares of our common stock reserved for future issuance to our employees, directors and consultants. As described below, incentive awards authorized under the 2016 Plan include, but are not limited to, incentive stock options within the meaning of Section 422 of the Code. If an incentive award granted under the 2016 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with the exercise of an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2016 Plan.

Administration — The 2016 Plan is administered by our Compensation Committee or our board of directors in the absence of such a committee. Subject to the terms of the 2016 Plan, the 2016 Plan administrator may select participants to receive awards, determine fair market value of our shares, determine the types of awards and terms and conditions of awards and interpret provisions of the 2016 Plan, to institute an exchange program (without stockholder approval) pursuant to which outstanding awards may be surrendered or cancelled in exchange for awards of the same type (which may have lower exercise prices and different terms), awards of a different type, and/or cash (except that the 2016 Plan administrator may not, without stockholder approval, reprice any options or stock appreciation rights (“SARs”), or pay cash or issue new options or SARs in exchange for the surrender and cancellation of outstanding options or SARs), modify awards granted under the 2016 Plan, and make all other determinations deemed necessary or advisable for administering the 2016 Plan.

Grants — The 2016 Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Code and SARs, as described below:

•        Options granted under the 2016 Plan entitle the grantee, upon exercise, to purchase up to a specified number of shares from us at a specified exercise price per share. The exercise price for shares of common stock covered by an option generally cannot be less than the fair market value of common stock on the date of grant unless agreed to otherwise at the time of the grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of our Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of our common stock on the date of grant.

•        Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the Compensation Committee or our board of directors, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

•        The Compensation Committee or our board of directors may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

•        The 2016 Plan authorizes the granting of stock awards. The Compensation Committee or our board of directors will establish the number of shares of our common stock to be awarded (subject to the aggregate limit established under the 2016 Plan upon the number of shares of our common stock that may be awarded or sold under the 2016 Plan) and the terms applicable to each award, including performance restrictions.

•        SARs entitle the participant to receive a distribution in an amount not to exceed the number of shares of our common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of our common stock on the date of exercise of the SAR and the market price of a share of our common stock on the date of grant of the SAR.

Non-Transferability of Awards — Unless the 2016 Plan administrator provides otherwise, the 2016 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments — In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2016 Plan, the 2016 Plan administrator will adjust the number and class of shares that may be delivered under the 2016 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2016 Plan.

Dissolution, Liquidation — The 2016 Plan provides that in the event of a proposed dissolution or liquidation of our Company, to the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.

Dividends or Dividend Equivalents for Performance Awards — Notwithstanding anything to the foregoing herein, the right to receive dividends, dividend equivalents or distributions with respect to a performance award will only be granted to a participant if and to the extent that the underlying award is earned.

Merger, Change of Control — The 2016 Plan provides that in the event of a merger or a change of control, as defined under the 2016 Plan, each outstanding award will be treated as the 2016 Plan administrator determines, including, without limitation, that each award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.

Duration, Amendment, and Termination — Our board of directors has the power to amend, suspend or terminate the 2016 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of our common stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year of such change. Unless sooner terminated, the 2016 Plan would terminate ten years after it was adopted.

Compliance with Section 162(m) of the Code — Section 162(m) of the Code generally precludes a tax deduction by any publicly held company for compensation paid to any “covered employee” to the extent the compensation paid to such covered employee exceeds $1 million during any taxable year of the company. The Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) included changes to Section 162(m) effective for years after 2017. Prior to 2018, “covered employees” included the Chief Executive Officer of the Company and the three other highest paid officers of the Company (other than the Chief Financial Officer). For 2018 and later years, “covered employees” will include the Chief Executive Officer of the Company, the Chief Financial Officer of the Company, the three highest paid officers of the Company (other than the Chief Executive Officer and the Chief Financial Officer) and any employee who qualified as a “covered employee” for any tax year beginning after 2016. For years beginning prior to January 1, 2018, the $1 million deduction limit did not apply to “qualified performance-based compensation” that was based on the attainment of pre-established, objective performance goals established under a stockholder-approved plan. Effective for the years beginning on or after January 1, 2018, there is no exception for “qualified performance-based compensation”; but a transition rule provides that the “qualified performance-based compensation” exemption will continue to apply to grandfathered arrangements made pursuant to a binding contract in effect on or before November 2, 2017 that is not materially modified thereafter. We believe that it is important to preserve flexibility in administering compensation programs to promote various corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m). Amounts paid under our compensation programs may not be deductible as the result of Section 162(m). While our policy has generally been to preserve corporate tax deductions by qualifying compensation over $1 million paid to executive officers as performance-based, the Compensation Committees may, from time to time, conclude that compensation arrangements are in our best interests and the best interests of our stockholders despite the fact that such arrangements may not, in whole or part, qualify for tax deductibility. Going forward, we intend to continue to design our executive compensation arrangements to be consistent with our best interests and those of our stockholders; accordingly, the Compensation Committees, while considering the tax deductibility as a factor in determining executive compensation, may not limit such compensation to those levels that will be deductible, particularly in light of the elimination of the expansion of the covered employee group and the elimination of the exception for performance-based compensation.

Forfeiture Provisions.    The 2016 Plan administrator may provide by rule or regulation or in any award agreement, or may determine in any individual case, the circumstances in which awards shall be paid or forfeited in the event a participant ceases to be employed by us, or to provide services to us, prior to the end of a performance period, period of restriction or the exercise, vesting or settlement of such award. Except as set forth for options, generally awards will be forfeited if not earned or vested upon termination, unless otherwise provided for in an award agreement.

Adjustments for Stock Dividends and Similar Events.    The 2016 Plan administrator will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2016 Plan, including the individual limitations on awards, to reflect dividends, splits, extraordinary cash dividends and other similar events.

Equity Compensation Plan Information

For a discussion of our equity compensation plan information, please see above under the heading captioned “Proposal No. 2 — Equity Compensation Plan Information.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since April 1, 2025 to which we have been a party, in which the amount involved in the transaction exceeded $120,000 (which was less than 1% of the average of our total assets at year-end for our last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described in this Proxy Statement below under the section captioned “Executive Compensation.”

Securities Issued to Related Parties

As of March 31, 2022, we had outstanding notes in aggregate principal amount of $5,879,000 payable to Trinad Capital, a fund wholly owned by Mr. Ellin, our Chief Executive Officer, Chairman, director and principal stockholder, for both short- and long-term working capital requirements (the “Trinad Notes”) issued to Trinad Capital as more fully discussed below. The Trinad Notes were convertible into shares of our common stock at a fixed conversion price of $3.00 per share.

The first Trinad Note was issued on February 21, 2017, to convert aggregate principal and interest of $3.6 million under the first senior promissory note and second senior promissory note with Trinad Capital previously issued on December 31, 2014 and April 8, 2015, respectively. The first Trinad Note was due on March 31, 2018 and was extended to May 31, 2019 and further extended to May 31, 2021 (as discussed below). At March 31, 2021, the balance due of $4.4 million, which included $1.0 million of accrued interest, was outstanding under the first Trinad Note. At March 31, 2021, the balance due of $4.1 million, which included $0.5 million of accrued interest, was outstanding under the first Trinad Note. Between October 27, 2017 and December 18, 2017, we issued six unsecured convertible notes payable to Trinad Capital for aggregate total principal amount of $0.9 million. The notes were due on various dates through December 31, 2018 and were extended to May 31, 2019 and further extended to May 31, 2022 (as discussed below). For the year ended March 31, 2021, we amortized less than $0.1 million of discount to interest expense, and the unamortized discount was fully amortized as of March 31, 2021. As of March 31, 2021, $0.1 million of accrued interest was added to the principal balance.

On January 11, 2021, we entered into an Amendment of Notes Agreement with Trinad Capital pursuant to which the maturity date of all of the Trinad Notes was extended to May 31, 2022, and in consideration of such extension, the interest rate payable under such notes increased to 8.5%, and in consideration of such extension, we issued to Trinad Capital 280,000 shares of our common stock. On August 11, 2021, we entered into another Amendment of Notes Agreement with Trinad Capital pursuant to which the maturity date of all of the Trinad Notes was extended to May 31, 2023, and in consideration of such extension, we issued to Trinad Capital 33,654 shares of our common stock. Effective as of July 8, 2022, we entered into an Amendment of Notes Agreement with Trinad Capital pursuant to which the maturity date of all of the Trinad Notes was extended to July 1, 2024, and in consideration of such extension, we issued to Trinad Capital 500,000 shares of our common stock.

On February 3, 2023, we entered into an exchange agreement (collectively, the “Exchange Agreements”) with (i) Harvest Small Cap Partners Master, Ltd. (“HSCPM”) in regard to that certain 8.5% Senior Secured Convertible Note in the aggregate amount of $10,503,965 issued by us on September 15, 2020, as amended on June 3, 2021 and July 6, 2022, to HSCPM (the “HSCPM Note”), (ii) Harvest Small Cap Partners, L.P. (“HSCP”) in regard to that certain 8.5% Senior Secured Convertible Note in the aggregate amount of $4,496,035 issued by us on September 15, 2020, as amended on June 3, 2021 and July 6, 2022, to HSCP (the “HSCP Note”); and (iii) Trinad Capital (and collectively with HSCPM and HSCP, the “Holders”) in regard to all promissory notes in the aggregate principal and interest amount of $6,177,218 issued by us to Trinad Capital (the “Trinad Notes” and collectively with the HSCPM Note and the HSCP Note, the “Notes”). Pursuant to the Exchange Agreements, the Holders exchanged the Notes, and with respect to Trinad Capital, together with interest, due and payable thereon, and relinquished any and all rights thereunder, for 21,177 shares of our newly designated and issued Series A Perpetual Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), with a stated value of $1,000 per share (the “Stated Value”), having the terms as set forth in our Certificate of Designation of Preferences, Rights and Limitations of Series A Perpetual Convertible Preferred Stock (the “Certificate of Designation”) filed by us on February 2, 2023 with the Secretary of State of the State of Delaware.

In consideration for entry into the Exchange Agreements and the Holders’ willingness to forego certain rights to our common stock previously agreed by the parties, we issued to the Harvest Funds an aggregate of 600,000 shares of our common stock and to Trinad Capital 200,000 shares of our common stock. In connection with the entry of the Exchange Agreements, unless otherwise agreed to by the Harvest Funds, Mr. Ellin agreed to (i) to serve as our Company’s Chief Executive Officer and (ii) extend the period during which he cannot dispose of any equity or convertible securities of our Company owned by him or any entity of which he is the beneficial owner and not to cease to be the beneficial owner of any other equity or convertible securities of our Company of which Mr. Ellin is the beneficial owner (subject to certain exceptions), in each case until the time that the Harvest Funds no longer own any shares of our Series A Preferred Stock.

On April 1, 2024, we entered into Letter Agreements (collectively, the “Agreements”) with the Holders. Pursuant to the Agreements (i) the Holders converted approximately $11.4 million worth of shares of our Series A Preferred Stock into shares of our common stock, at a price of $2.10 per share, as follows: HSCPM converted 5,602.09 shares of Series A Preferred Stock into 2,667,664 shares of our common stock, HSCP converted 2,397.91 shares of Series A Preferred Stock into 1,141,860 shares of our common stock, and Trinad Capital converted 3,395.09 shares of Series A Preferred Stock into 1,616,709 shares of our common stock, and (ii) HSCPM, HSCP and Trinad Capital received 910,340, 389,660 and 535,399 three-year warrants to purchase shares of our common stock exercisable at a price of $2.10 per share. In addition, pursuant to the Agreements, HSCPM and HSCP agreed (x) that any future dividends payable on our Series A Preferred Stock shall be paid in-kind or in cash at our option; provided, that as long as any Series A Preferred Stock is held by HSCPM or HSCP, Trinad Capital shall receive the dividend solely in kind, (y) to remove the requirement for us to purchase from HSCPM and HSCP $5,000,000 in aggregate of the then outstanding shares of our Series A Preferred Stock held by HSCPM and HSCP on or before August 3, 2024.

As of July 1, 2026, Trinad Capital holds 2,322.62 shares of our Series A Preferred Stock. From April 1, 2025 through July 1, 2026, we issued 400.85 shares of our Series A Preferred Stock to Trinad Capital as dividend payments required by the terms of the Series A Preferred Stock.

During the years ended March 31, 2026 and 2025, we issued or reserved 2,562 and 12,343 shares of our common stock with a value of $0.1 million and $0.1 million to relatives of our Chief Executive Officer for services performed, respectively.

During the year ended March 31, 2026 and 2025, we received 906,189 and 1,315,880 shares of PodcastOne common stock with a fair value of $1.7 million and $2.5 million, respectively, in exchange for services provided by us to PodcastOne and for amounts owed under a cost sharing agreement between PodcastOne and our Company.

Other

Effective as of September 2022, a subsidiary of our Company issued a promissory note in the amount of $0.3 million in consideration of a loan in the same amount made to such subsidiary, which loan matured on October 17, 2022. The loan was made by an affiliate of Robert Ellin, our Chief Executive Officer, Chairman, director and principal stockholder. The note was paid off in October 2022 in full.

During the years ended March 31, 2026 and 2025, we participated in a production agreement for a podcast and related show with an affiliate of Mr. Wachsberger, a director of our Company. We incurred cost of none and none for the years ended March 31, 2026 and 2025, respectively, attributed to the arrangement.

Employment Arrangements

The relationships and related party transactions described herein are in addition to any employment arrangements with our executive officers and directors, which are described in this Proxy Statement below under “Executive Compensation — Named Executive Officer Employment Agreements.”

Indemnification Agreements

Our Bylaws provide that none of our officers or directors shall be personally liable for any obligations of our Company or for any duties or obligations arising out of any acts or conduct of said officer or director performed for or on behalf of our Company, including without limitation, acts of negligence or contributory negligence. In addition, our Bylaws provide that we shall indemnify and hold harmless each person and their heirs and administrators who shall serve at any time hereafter as a director or officer of our Company from and against any and all claims, judgments and liabilities to which such persons shall become subject by reason of their having heretofore or hereafter been a director or officer of our Company, or by reason of any action alleged to have heretofore or hereafter taken or omitted to have been taken by him or her as such director or officer, and that we shall reimburse each such person for all legal and other expenses reasonably incurred by him or her in connection with any such claim, judgment or liability, including our power to defend such persons from all suits or claims as provided for under the provisions of the DGCL; provided, however, that no such persons shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of his (or her) own willful misconduct. In addition, we intend to enter into indemnification agreements with our directors and officers and some of our executives may have certain indemnification rights arising under their employment agreements with us. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Policies and Procedures for Transactions with Related Persons

We intend to adopt a written Related-Person Transactions Policy that will set forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions.” Our Audit Committee is charged with the responsibility of reviewing, approving and overseeing all related-person transactions, as defined in the SEC regulations. This responsibility will be set forth, in part, in our Related-Person Transactions Policy and is set forth in the Audit Committee Charter. Generally, this policy will cover any transaction in which we were or will be a participant, the amount involved exceeds $120,000 and any “related person” had, or will have, a direct or indirect material interest in the transaction. “Related person” includes, generally, any of our (i) directors or executive officers, (ii) nominees for director, (iii) stockholders who beneficially own more than 5% of any class of our voting securities and (iv) family members of any of the persons set forth in (i) through (iii) above.

OTHER INFORMATION

Deadline for Submission of Stockholder Proposals and Nomination of Directors for Next Year’s Annual Meeting

Stockholder Proposals for the 2027 Annual Meeting

You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy materials for our 2027 Annual Meeting of Stockholders, the proposal must (i) be delivered to us no later than March 31, 2027 and (ii) comply with all applicable SEC rules and regulations, including Rule 14a-8 of the Exchange Act. Any proposals not received by this deadline will be untimely and not included in our 2027 proxy materials.

Alternatively, under our Bylaws, a stockholder may bring a proposal before our 2027 Annual Meeting of Stockholders, without including the proposal in our proxy materials, if (i) the stockholder provides us notice of the proposal between May 20, 2027 and June 18, 2027, and (ii) the proposal concerns a matter that may be properly considered and acted upon at the annual meeting in accordance with our Bylaws and corporate governance policies. Any such proposal not received by this deadline will be considered untimely and will not be considered at our 2027 Annual Meeting of Stockholders. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals. Our bylaws are publicly available in the “SEC Filings” section of our investor relations/corporate governance website at http://ir.liveone.com/ir-home.

Proposals should be addressed to:

LiveOne, Inc.
269 South Beverly Drive, Suite 1450
Beverly Hills, CA 90212
Attention: Office Manager

Nomination of Directors for the 2027 Annual Meeting

You may propose a director nominee for consideration at the next annual meeting of our stockholders by complying with our Bylaws, which provide for a notice that must (i) be delivered to us at our principal executive offices set forth immediately above no earlier than the 90th day prior to September 17, 2027 (the first anniversary of our 2026 Annual Meeting of Stockholders) and not later than the 120th day prior to September 17, 2027 (the first anniversary of our 2026 Annual Meeting of Stockholders), (ii) provide all information relating to the director nominee that is required to be disclosed in a solicitation of proxies for the election of directors in an election contest, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and (iii) provide the director nominee’s written consent to serve as a director if elected. Stockholders are advised to review our Bylaws with respect to director nominations. These documents are publicly available in the “SEC Filings” section of our investor relations/corporate governance website at http://ir.liveone.com/ir-home.

Participants in the Solicitation

Under applicable regulations of the SEC, directors and certain officers of our Company may be deemed to be “participants” in the solicitation of proxies by our board of directors in connection with the Annual Meeting.

Expenses of Solicitation

All costs of solicitations of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection therewith.

Annual Report on Form 10-K

An electronic copy of our 2026 Annual Report is available free of charge in the “SEC Filings” section of our investor relations/corporate governance website at http://ir.liveone.com/ir-home. A paper copy of our 2026 Annual Report may be obtained upon written request to: LiveOne, Inc., 269 South Beverly Drive, Suite 1450, Beverly Hills, CA 90212, attention: Office Manager. Exhibits will be provided upon written request and payment of an appropriate processing fee.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers, banks and other nominees, to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of proxy materials, other than the proxy card, to those stockholders. This process is commonly referred to as “householding.” Your nominee may engage in householding. Through householding, beneficial owners who have the same address and last name will receive only one copy of the proxy materials unless one or more of these owners notifies us or their nominee that they wish to continue receiving individual copies. Beneficial owners who participate in householding will receive separate proxy cards. This procedure will reduce printing costs and postage fees.

To commence or discontinue householding, please notify your broker, bank or other nominee. Alternatively, you may direct such requests in writing to LiveOne, Inc., 269 South Beverly Drive, Suite 1450, Beverly Hills, CA 90212, Attention: Office Manager, or by phone at (310) 601-2505. Individual copies of the proxy materials also may be requested at any time at this same address and telephone number.

By Order of the Board of Directors,
/s/ Robert S. Ellin
Robert S. Ellin
Chairman and Chief Executive Officer
Beverly Hills, California July 27, 2026

Appendix A

LIVEONE, INC.

2026 EQUITY INCENTIVE PLAN

1.      Purposes of the Plan. The purposes of this Plan are:

•        to attract and retain the best available personnel for positions of substantial responsibility,

•        to provide incentives to individuals who perform services for the Company, and

•        to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2.      Definitions. As used herein, the following definitions will apply:

(a)     “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 hereof.

(b)    “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c)     “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)    “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e)     “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f)     “Board” means the Board of Directors of the Company.

(g)    “Change in Control” means the occurrence of any of the following events after the Effective Date:

(i)     A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of stock in the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any Person who is considered to own more than 50% of the total voting power of the stock of the Company before the acquisition will not be considered a Change in Control; or

(ii)    The individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least fifty-one percent (51%) of the members of the Board; or

(iii)   The consummation of any of the following events: (A) a change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, or (B) a merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result. For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets or a Change in Control: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total equity or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3) above. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(h)    “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i)     “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j)     “Common Stock” means the common stock, $0.001 par value per share, of the Company.

(k)    “Company” means LiveOne, Inc., a Delaware corporation, or any successor thereto.

(l)     “Consultant” means any person, including an advisor, other than an Employee engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

(m)   “Director” means a member of the Board.

(n)    “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o)    “Effective Date” shall have the meaning set forth in Section 18 hereof.

(p)    “Employee” means any person, including Officers and Directors, other than a Consultant employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(q)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)     “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(s)     “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith, by reference to the closing price of such stock on any established stock exchange or on a national market system on the day of determination, if the Common Stock is so listed on any established stock exchange or on a national market system. If the Common Stock is not listed on any established stock exchange or on a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith using (i) a valuation methodology set forth in Treasury Regulation 1.409A-1(b)(5)(iv)(B) or (ii) with respect to valuations applicable to Awards that are not subject to Code Section 409A, such other valuation methods as the Administrator may select.

(t)     “Fiscal Year” means the fiscal year of the Company.

(u)    “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v)    “Nonstatutory Stock Option” means an Option that by its terms does not qualify or expressly provides that it is not intended to qualify as an Incentive Stock Option.

(w)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x)    “Option” means a stock option granted pursuant to Section 6 hereof.

(y)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z)     “Participant” means the holder of an outstanding Award.

(aa)   “Performance Goals” will have the meaning set forth in Section 11 hereof.

(bb)  “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(cc)   “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10 hereof.

(dd)  “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10 hereof.

(ee)   “Period of Restriction” means the period during which transfers of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events specified in the applicable Award, as interpreted and construed by the Administrator.

(ff)    “Plan” means this 2026 Equity Incentive Plan.

(gg)  “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 hereof, or issued pursuant to the early exercise of an Option.

(hh)  “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9 hereof. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ii)    “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj)    “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk)  “Service Provider” means an Employee, Director or Consultant.

(ll)    “Share” means a share of Common Stock, as adjusted in accordance with Section 14 hereof.

(mm)“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(nn)  “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.      Stock Subject to the Plan.

(a)     Maximum Aggregate Number of Shares. Subject to the provisions of Section ١٤ hereof, the maximum aggregate number of Shares that may be awarded and sold under the Plan is Four Million (4,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)    Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so settled will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares subject to an Award that are transferred to or retained by the Company to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan and, for the elimination of doubt, the number of Shares of equal value to such cash payment shall become available for future grant or sale under the Plan. Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment provided in Section 14 hereof, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) above, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

(c)     Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.      Administration of the Plan.

(a)     Procedure.

(i)     Multiple Administrative Bodies. Different Committees may be established with respect to different groups of Service Providers; in that event, the Committee established with respect to a group of Service Providers shall administer the Plan with respect to Awards granted to members of such group.

(ii)    Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)   Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)    Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)     to determine Fair Market Value;

(ii)    to select the Service Providers to whom Awards may be granted hereunder;

(iii)   to determine the terms and conditions (including, without limitation, any vesting conditions), not inconsistent with the terms of the Plan, of any Award granted hereunder;

(iv)   to institute an Exchange Program and to determine the terms and conditions, not inconsistent with the terms of the Plan, for (1) the surrender or cancellation of outstanding Awards in exchange for Awards of the same type, Awards of a different type, and/or cash, or (2) the reduction of the exercise price of outstanding Awards;

(v)    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vi)   to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vii)  to modify or amend each Award (subject to Section 19(c) hereof);

(viii) to authorize any person to execute on behalf of the Company any instrument required to reflect or implement the grant of an Award previously granted by the Administrator;

(ix)   to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine consistent with the requirements for compliance with or exemption from the provisions of Code Section 409A; and

(x)    to make all other determinations deemed necessary or advisable for administering the Plan.

(c)     Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

5.      Eligibility.

(a)     General Rule. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.      Stock Options.

(a)     Limitations.

(i)     Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii)    Subject to the limits set forth in Section 3, the Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant.

(b)    Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof in the case of Incentive Stock Options. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)     Option Exercise Price and Consideration.

(i)     Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to the issuance or assumption of an Option in a transaction to which Section 424(a) of the Code applies in a manner consistent with said Section 424(a). In no event may any Option granted under the Plan be amended, other than pursuant to Section 14, to decrease the exercise price thereof, be cancelled in conjunction with the grant of any Option with a lower exercise price, be cancelled for cash or other Award or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option, unless such amendment, cancellation, or action is approved by the Company’s stockholders.

(ii)    Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)   Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.

(d)    Exercise of Option.

(i)     Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 hereof.

(ii)    Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by Award Agreement or by operation of this Section 6(d)(ii), the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)   Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the date the Participant ceases to be a Service Provider. Unless otherwise provided by the Administrator, if on the date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)   Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will continue to vest in accordance with the Award Agreement. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7.      Stock Appreciation Rights.

(a)     Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)    Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

(c)     Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant. Exercise Price. In no event may any Stock Appreciation Right granted under the Plan be amended, other than pursuant to Section 14, to decrease the exercise price thereof, be cancelled in conjunction with the grant of any Stock Appreciation Right with a lower exercise price, be cancelled for cash or other Award or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company’s stockholders.

(d)    Stock Appreciation Rights Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares with respect to which the Award is granted, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)     Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) above also will apply to Stock Appreciation Rights.

(f)     Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)     The difference between the Fair Market Value of a Share on the date of exercise over the “stock appreciation right exercise price,” as defined under Treasury Regulation Section 1.409A-1(b)(i)(B)(2), i.e., the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right; times

(ii)    The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.      Restricted Stock.

(a)     Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)    Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)     Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such Shares become non-forfeitable at the end of the applicable Period of Restriction.

(d)    Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)     Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)     Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise in a manner not prohibited by the Award Agreement.

(g)    Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and provisions for forfeiture as the Shares of Restricted Stock with respect to which they were paid.

(h)    Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9.    Restricted Stock Units.

(a)     Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms and conditions of the Plan, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d) hereof, may be left to the discretion of the Administrator.

(b)    Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed, subject to the prohibition on acceleration of the timing of distribution of deferred compensation subject to Section 409A of the Code, to the extent applicable to the Award.

(c)     Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d)    Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement, which shall satisfy the requirements of Section 409A of the Code, to the extent applicable to such Award. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e)     Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10.  Performance Units and Performance Shares.

(a)     Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant.

(b)    Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)     Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the

Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d)    Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)     Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period or, if earlier, after the date on which a Participant’s interest in such Performance Units/Shares is no longer subject to a substantial risk of forfeiture, provided however, that in no event shall such payment be made after the later to occur of (i) December 31 of the year in which such risk of forfeiture lapses or (ii) two and one-half months after such risk of forfeiture lapses. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)     Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.    Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12.    Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iv) as permitted by a registration on Form S-8.

13.  Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)     Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 hereof.

(b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)     Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to settle in cash or a Performance Share or Performance Unit which the Administrator can determine to settle in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14.    Tax Withholding

(a)     Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)    Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal up to the maximum marginal rates to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.    No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16.    Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17.    Term of Plan. Subject to Section 22 hereof, the Plan will become effective upon its adoption by the Board (the “Effective Date”). It will continue in effect for a term of ten (10) years unless terminated earlier under Section 19 hereof; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

18.    Amendment and Termination of the Plan.

(a)     Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)    Stockholder Approval. The Company will obtain stockholder approval of the Plan and any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.

(c)     Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19.    Conditions Upon Issuance of Shares.

(a)     Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)     Restrictive Legends. All Award Agreements and all securities of the Company issued pursuant thereto shall bear such legends regarding restrictions on transfer and such other legends as the appropriate officer of the Company shall determine to be necessary or advisable to comply with applicable securities and other laws.

20.    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21.    Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws, including without limitation Section 422 of the Code. In the event that stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, all Incentive Stock Options granted hereunder shall be void ab initio and of no effect. Notwithstanding any other provisions of the Plan, no Awards shall be exercisable until the date of such stockholder approval.

22.    Notification of Election Under Section 83(b) of the Code. If any Service Provider shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Service Provider shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service and provide the Company with a copy thereof, in addition to any filing and a notification required pursuant to regulations issued under the authority of Section 83(b) of the Code. A Service Provider shall not be permitted to make a Section 83(b) election with respect to an Award of a Restricted Stock Unit.

23.    Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Service Provider shall notify the Company of any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

24.    409A Timing Rule for Specified Employees. If at the time of a Service Provider’s separation from service, such individual is considered a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, and if any payment that such Service Provider becomes entitled to under the Plan or any Award is deemed payable on account of such individual’s separation from service, then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the individual’s separation from service, or (ii) the individual’s death.

25.    Governing Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules, subject to the Company’s intention that the Plan satisfy the requirements of jurisdictions outside of the United States of America with respect to Awards subject to such jurisdictions.

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SPECIMEN 1 MAIN STREET ANYWHERE PA 99999-9999 VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log-on using the below control number. The voting polls will be open until 11:59 p.m. (Eastern Time) September 16, 2026. CONTROL # VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. * SPECIMEN 1 MAIN STREET ANYWHERE PA 99999-9999 VOTE BY EMAIL Mark, sign and date your proxy card and return it to vote@vstocktransfer.com VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting of Stockholders to be held on Thursday, September 17, 2026, at 10:00 a.m. local time at the principal executive offices of PodcastOne located at 345 North Maple Drive, Suite 295, Beverly Hills, CA 90210, and for any adjournment or postponement thereof. Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. 2026 Annual Meeting of Stockholders Proxy Card - LiveOne, Inc. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE AND “FOR” ALL OTHER LISTED PROPOSALS. 1. Election of Directors. WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW: 01 Robert S. Ellin 02 Jay Krigsman 03 Ramin Arani 04 Patrick Wachsberger 05 Kenneth Solomon 06 Bridget Baker 07 Kristopher Wright 2. Approval of the LiveOne, Inc. 2026 Equity Incentive Plan. FOR AGAINST ABSTAIN 3. Ratification of the appointment of Macias Gini & O’Connell LLP as LiveOne’s independent registered public accounting firm for the fiscal year ending March 31, 2027. FOR AGAINST ABSTAIN 4. Approval of an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting. FOR AGAINST ABSTAIN Note: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Date Signature Signature, if held jointly Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address. SPECIMEN AC:ACCT999 90.00

LIVEONE, INC. 2026 Annual Meeting of Stockholders September 17, 2026 10:00 a.m. Pacific Daylight Time YOUR VOTE IS IMPORTANT! IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 17, 2026: The Notice of Annual Meeting of Stockholders, Proxy Statement, Sample Proxy Card and 2026 Annual Report may be accessed over the internet free of charge at: https://ts.vstocktransfer.com/irhlogin/LIVEONEINC DETACH PROXY CARD HERE TO VOTE BY MAIL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking all prior proxies, hereby appoints Robert S. Ellin and Craig Christensen, or any of them, each with full power of substitution, as proxy to represent and vote all shares of common stock, of LiveOne, Inc. (the “Company”) beginning on July 27, 2026 in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board of Directors”) to be used at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 17, 2026 at 10:00 A.M. (Pacific Daylight Time) and at any postponement of adjournment thereof. The Annual Meeting will be held at the principal executive offices of PodcastOne located at 345 North Maple Drive, Suite 295, Beverly Hills, CA 90210. This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of all Company director nominees, FOR the approval of the LiveOne, Inc. 2026 Equity Incentive Plan, FOR the ratification of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027, and FOR the approval of an adjournment of the Annual Meeting, if necessary, and, in the case of other matters that legally come before the meeting, as said proxy(ies) may deem advisable. Electronic Delivery of Future Proxy Materials. If you would like to reduce the costs incurred by LiveOne, Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future years. Email Address: PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE (Continued and to be signed on Reverse Side)